Exhibit 4.3

Contract No. 003521-0001-0000

Massachusetts Mutual Life Insurance Company

NONSTANDARDIZED PROTOTYPE PROFIT SHARING/401(k) PLAN

ADOPTION AGREEMENT

SECTION 1 EMPLOYER INFORMATION

1-1	EMPLOYER INFORMATION:

	Name:	Bright Horizons Childrens Center, LLC

Address:

200 Talcott Avenue South

Watertown, Massachusetts 02471-9177

	Telephone:	(877) 534-7301		Fax:

1-2	EMPLOYER IDENTIFICATION NUMBER (EIN):		04-2949680

1-3	FORM OF BUSINESS:

	☐ C-Corporation		☐	S-Corporation

	☐ Partnership		☐	Limited Liability Partnership

	☑ Limited Liability Company taxed as partnership		☐	Limited Liability Company taxed as corporation

	☐ Sole Proprietor		☐	Other:

[Note: Any entity entered under “Other” must be a legal entity recognized under federal income tax laws.]

1-4	EMPLOYER’S TAX YEAR END: The Employer’s tax year ends December 31

1-5	RELATED EMPLOYERS: List any Related Employers (as defined in Section 1.107 of the Plan). A Related Employer must complete a Participating Employer Adoption Page for Employees of that Related Employer to participate in this Plan. The failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code §410(b).

[Note: The failure to list all Related Employers will not jeopardize the qualified status of the Plan.]

SECTION 2

PLAN INFORMATION

2-1	PLAN NAME:	Bright Horizons 401(k) Plan

2-2	PLAN NUMBER:	001

2-3	TYPE OF PLAN:	☐ Profit Sharing (PS) Plan only	☑ PS and 401(k) Plan	☐ PS and Safe Harbor 401(k) Plan

2-4	PLAN YEAR:

	☑ (a)	Calendar year

	☐ (b)	The 12-consecutive month period ending on each year.

	☐ (c)	The Plan has a short Plan Year running from to .

2-5	FROZEN PLAN: Check this AA §2-5 if the Plan is a frozen Plan to which no contributions will be made.

☐ This Plan is a frozen Plan effective (see Section 3.02(a)(6) of the Plan).

2-6	PLAN ADMINISTRATOR:

	☑ (a)	The Employer identified in AA §1-1.

☐ (b)	Name:

Address:

Telephone:

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 3 – Eligible Employees

SECTION 3

ELIGIBLE EMPLOYEES

3-1	ELIGIBLE EMPLOYEES: In addition to the Employees identified in Section 2.02 of the Plan, the following Employees are excluded from participation under the Plan with respect to the contribution source(s) identified in this AA §3-1. (See Sections 2.02(d) and (e) of the Plan for rules regarding the effect on Plan participation if an Employee changes between an eligible and ineligible class of employment.)

	Deferral	Match	ER

	☐	☐	☐	(a)	No exclusions.

	☐	☐	☐	(b)	Collectively Bargained Employees.

	☐	☐	☐	(c)	Non-resident aliens who receive no compensation from the Employer which constitutes U.S. source income.

	☐	☐	☐	(d)	Leased Employees.

	☐	☐	☐	(e)	Employees paid on an hourly basis.

	☐	☐	☐	(f)	Employees paid on a salaried basis.

	☐	☐	☐	(g)	Commissioned Employees.

	☐	☐	☐	(h)	Highly Compensated Employees.

	☐	☐	☐	(i)	Non-Key Employees who are Highly Compensated.

	☑	☑	☑	(j)	Other: employees that are not employed at Bright Horizons and employees residing in Puerto Rico.

[Note: Unless designated otherwise under subsection (j), any selection(s) in the Deferral column also apply to Roth Deferrals, After-Tax Contributions, and Safe Harbor Contributions; any selection(s) in the Match column also apply to QMACs; and any selection(s) in the ER column also apply to QNECs. An exclusion of Employees under (d) - (j) above could cause the Plan to fail the minimum coverage requirements under Code §410(b). If subsection (j) is completed to designate a class of Employees excluded under the Plan, such Employee class must be defined in such a way that it precludes Employer discretion and may not be based on time or service (e.g., part-time Employees) and may not provide for an exclusion designed to cover only Nonhighly Compensated Employees with the lowest amount of compensation and/or the shortest periods of service who may represent the minimum number of Nonhighly Compensated Employees necessary to satisfy the coverage requirements under Code §410(b).]

SECTION 4

MINIMUM AGE AND SERVICE REQUIREMENTS

4-1	ELIGIBILITY REQUIREMENTS – MINIMUM AGE AND SERVICE: An Eligible Employee (as defined in AA §3-1) who satisfies the minimum age and service conditions under this AA §4-1 will be eligible to participate under the Plan as of his/her Entry Date (as defined in AA §4-2 below).

	(a)	Service Requirement. An Eligible Employee must complete the following minimum service requirements to participate in the Plan.

Deferral	Match	ER

☐	☐	☐	(1) There is no minimum service requirement for participation in the Plan.

☐	☑	☑	(2) One Year of Service (as defined in Section 2.03(a)(1) of the Plan and AA §4-3).

☐	☐	☐

(3)    The completion of          [cannot exceed 12] consecutive full calendar months of employment during which the Employee is credited with at least         [cannot exceed 1,000] Hours of Service or the completion of a Year of Service (as defined in AA §4-3), if earlier. [If no minimum Hours of Service are required, insert one (1) in the second blank line.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 4 – Minimum Age and Service Requirements

	Deferral	Match	ER

	☐	☐	☐	(4)	The completion of [cannot exceed 1,000] Hours of Service during an Eligibility Computation Period. [If this (4) is chosen, an Employee satisfies the service requirement immediately upon completion of the designated Hours of Service.]

	☐	☐	☐	(5)

Full-time Employees are eligible to participate immediately. Employees who are “part-time” Employees must complete a Year of Service (as defined in AA §4-3).

For this purpose, a part-time Employee is any Employee whose normal work schedule is less than:

☐ (i)                   hours per week.

☐ (ii)                  hours per month.

☐ (iii)                 hours per year.

	N/A	☐	☐	(6)	Two (2) Years of Service. [Full and immediate vesting must be chosen under AA §8.]

	☐	☐	☐	(7)	Under the Elapsed Time method. See AA §4-3(c) below.

	☑	☐	☐	(8)	Describe eligibility conditions: Completion of 160 hours (not to exceed 1000) Hours of Service within 60 days (not to exceed 12 months) from the Eligible Employee’s employment commencement date. (If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in 4-1(a)(2))

					[Note: Any conditions provided under (8) must satisfy the requirements of Code §410(a). A condition provided under (8) may not cause an Employee to enter the Plan later than the first Entry Date following the completion of a Year of Service (as defined in AA §4-3). Also see Section 2.02(b)(4) for rules regarding the exclusion of certain “short-service” Employees.]

(b)	Minimum Age Requirement. An Eligible Employee (as defined in AA §3-1) must have attained the following age with respect to the contribution source(s) identified in this AA §4-1(b).

	Deferral	Match	ER

	☐	☐	☐	(1)	There is no minimum age for Plan eligibility.

	☐	☐	☐	(2)	Age 21.

	☑	☑	☑	(3)	Age 20 1⁄2.

	☐	☐	☐	(4)	Age (not later than age 21).

[Note: Unless designated otherwise under (a)(8) above, in applying the minimum age and service requirements under this AA §4-1, any selection(s) in the Deferral column also apply to Roth Deferrals and After-Tax Contributions; any selection(s) in the Match column also apply to QMACs; and any selection(s) in the ER column also apply to QNECs. Selections made in the Deferral column also apply to Safe Harbor Contributions unless elected otherwise in AA §6C-3.]

4-2	ENTRY DATE: An Eligible Employee (as defined in AA §3-1) who satisfies the minimum age and service requirements in AA §4-1 shall be eligible to participate in the Plan as of his/her Entry Date. For this purpose, the Entry Date is the following date with respect to the contribution source(s) identified under this AA §4-2. [Note: If any of (b) – (g) is completed for a contribution source, also complete one of (h) – (k) for the same contribution source.]

	Deferral	Match	ER

	☑	☑	☑	(a)	Immediate. The date the minimum age and service requirements are satisfied (or date of hire, if no minimum age and service requirements apply).

	☐	☐	☐	(b)	Semi-annual. The first day of the 1st and 7th month of the Plan Year.

	☐	☐	☐	(c)	Quarterly. The first day of the 1st, 4th, 7th and 10th month of the Plan Year.

	☐	☐	☐	(d)	Monthly. The first day of each calendar month.

	☐	☐	☐	(e)	Payroll period. The first day of the payroll period.

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 4 – Minimum Age and Service Requirements

	Deferral	Match	ER

	☐	☐	☐	(f)	The first day of the Plan Year. [If this (f) is checked, see Section 2.03(b)(2) of the Plan for special rules that apply.]

	☐	☐	☐	(g)	Describe:

[Note: Any provisions under this subsection (g) must satisfy the requirements of Code §410(a) and may not violate the nondiscrimination requirements of Code §401(a)(4).]

An Eligible Employee’s Entry Date (as defined above) is determined based on when the Employee satisfies the minimum age and service requirements in AA §4-1. For this purpose, an Employee’s Entry Date is the Entry Date:

	Deferral	Match	ER

	☐	☐	☐	(h)	next following satisfaction of the minimum age and service requirements.

	☐	☐	☐	(i)	coinciding with or next following satisfaction of the minimum age and service requirements.

	N/A	☐	☐	(j)	nearest the satisfaction of the minimum age and service requirements.

	N/A	☐	☐	(k)	preceding the satisfaction of the minimum age and service requirements.

[Note: In applying the Entry Date rules under this AA §4-2, any selection(s) in the Deferral column also apply to Roth Deferrals, After-Tax Contributions, and Safe Harbor Contributions; any selection(s) in the Match column also apply to QMACs; and any selection(s) in the ER column also apply to QNECs.]

4-3	DEFAULT ELIGIBILITY RULES. In applying the minimum age and service requirements under AA §4-1 above, the following default rules apply with respect to all contribution sources under the Plan:

	•	Year of Service. An Employee earns a Year of Service for eligibility purposes upon completing 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated based on actual hours worked during the Eligibility Computation Period. (See Section 1.67 of the Plan for the definition of Hours of Service.)

	•	Eligibility Computation Period. If one Year of Service is required for eligibility, the Plan will determine subsequent Eligibility Computation Periods on the basis of Plan Years (see Section 2.03(a)(2)(i) of the Plan). If more than one Year of Service is required for eligibility, the Plan will determine subsequent Eligibility Computation Periods on the basis of Anniversary Years (see Section 2.03(a)(2)(ii) of the Plan).

	•	Break in Service Rules. The Nonvested Participant Break in Service rule and the One-Year Break in Service rule do NOT apply. (See Section 2.07 of the Plan.)

To override the default eligibility rules, complete the applicable sections of this AA §4-3. If this AA §4-3 is not completed for a particular contribution source, the default eligibility rules apply.

	Deferral	Match	ER

	☐	☐	☐	(a)	Year of Service. Instead of 1,000 Hours of Service, an Employee earns a Year of Service upon the completion of [must be less than 1,000] Hours of Service during an Eligibility Computation Period.

	☐	☐	☐	(b)	Eligibility Computation Period (ECP). The Plan will use Anniversary Years, unless more than one Year of Service is required under AA §4-1(a), in which case the Plan will shift to Plan Years.

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 4 – Minimum Age and Service Requirements

	Deferral	Match	ER

	☐	☐	☐	(c)

Elapsed Time method. [Check the same contribution source as checked in AA §4-1(a)(6) above.] Eligibility service will be determined under the Elapsed Time method. An Eligible Employee (as defined in AA §3-1) must complete a         [not to exceed 24 month] period of service to participate in the Plan. (See Section 2.03(a)(5) of the Plan.)

[Note: The period of service may not exceed 12 months for eligibility for Salary Deferrals or After-Tax Contributions. If a period greater than 12 months is entered under this subsection (c) and the Salary Deferral column is checked, the period of service under this subsection (c) will be deemed to be a 12-month period. If a period greater than 12 months applies to Matching Contributions or Employer Contributions, 100% vesting must be selected under AA §8 for those contributions.]

	☐	☐	☐	(d)	Equivalency Method. For purposes of determining an Employee’s Hours of Service for eligibility, the Plan will use the Equivalency Method (as defined in Section 2.03(a)(4) of the Plan). The Equivalency Method will apply to:

					☐	(1)	All Employees.

					☐	(2)	Only Employees for whom the Employer does not maintain hourly records. For Employees for whom the Employer maintains hourly records, eligibility will be determined based on actual hours worked.

					If this (d) is checked, Hours of Service for eligibility will be determined under the following Equivalency Method.

					☐	(3)	Monthly. 190 Hours of Service for each month worked.

					☐	(4)	Daily. 10 Hours of Service for each day worked.

					☐	(5)	Weekly. 45 Hours of Service for each week worked.

					☐	(6)	Semi-monthly. 95 Hours of Service for each semi-monthly period worked.

	N/A	☑	☑	(e)	Nonvested Participant Break in Service rule applies. Service earned prior to a Nonvested Participant Break in Service will be disregarded in applying the eligibility rules. (See Section 2.07(b) of the Plan.)

	☐	☐	☐	(f)	One-Year Break in Service rule applies. The One-Year Break in Service rule (as defined in Section 2.07(d) of the Plan) applies to temporarily disregard an Employee’s service earned prior to a one-year Break in Service. (See Section 2.07(d) of the Plan if the One-Year Break in Service rule applies to Salary Deferrals.)

4-4

EFFECTIVE DATE OF MINIMUM AGE AND SERVICE REQUIREMENTS. The minimum age and/or service requirements under AA §4-1 apply to all Employees under the Plan. An Employee will participate with respect to all contribution sources under the Plan as of his/her Entry Date, taking into account all service with the Employer, including service earned prior to the Effective Date.

To allow Employees hired on a specified date to enter the Plan without regard to the minimum age and/or service conditions, complete this AA §4-4.

	Deferral	Match	ER

	☐	☐	☐	An Eligible Employee who is employed by the Employer on the following date will become eligible to enter the Plan without regard to minimum age and/or service requirements (as designated below):

				☐	(a)	the Effective Date of this Plan (as designated in subsection (a) or (b) of the Employer Signature Page, as applicable)

				☐	(b)	the date the Plan is executed by the Employer (as indicated on the Employer Signature Page)

				☐	(c)	[insert date]

				An Eligible Employee who is employed on the designated date will become eligible to participate in the Plan without regard to the

				☐	(d)	minimum service

				☐	(e)	minimum age

				requirements under AA §4-1 above.

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 4 – Minimum Age and Service Requirements

4-5	SERVICE WITH PREDECESSOR EMPLOYER. If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer is automatically counted for eligibility, vesting and for purposes of applying any allocation conditions under AA §6-6 and AA §6B-7.

In addition, service with the following Predecessor Employers also will be counted for purposes of determining eligibility, vesting and allocation conditions under this Plan, unless designated otherwise under (b) below. (See Sections 2.06, 3.09(d) and 7.06 of the Plan.)

	☑ (a)	Identify Predecessor Employer(s):

		•	Various Companies that were transitioned or acquired by Bright Horizons

	☑ (b)	Service with the Predecessor Employer(s) identified in (a) above will not apply for the following purposes:

		☐ (1)	Eligibility

		☑ (2)	Vesting

		☑ (3)	Allocation conditions

	☑ (c)	The limitations in (b) above only apply to the following Predecessor Employers:

		•	Marin County Day School

[Note: If this (c) is not checked, any limitations in (b) apply to all Predecessor Employers listed in (a) above.]

SECTION 5 COMPENSATION DEFINITIONS

5-1	TOTAL COMPENSATION. Total Compensation is based on the definition set forth under this AA §5-1. See Section 1.126 of the Plan for a specific definition of the various types of Total Compensation.

	☐ (a)	W-2 Wages

	☑ (b)	Code §415 Compensation.

	☐ (c)	Wages under Code §3401(a).

[For purposes of determining Total Compensation, each definition includes Elective Deferrals, pre-tax contributions to a Code §125 cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4).]

5-2	PLAN COMPENSATION: Plan Compensation is Total Compensation (as defined in AA §5-1 above) with the following exclusions described below.

	Deferral	Match	ER

	☐	☐	☐	(a)	No exclusions.

	N/A	☐	☐	(b)	Elective Deferrals (as defined in Section 1.44 of the Plan), pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded.

	☑	☑	☑	(c)	All fringe benefits, expense reimbursements, deferred compensation, and welfare benefits are excluded.

	☐	☐	☐	(d)	Compensation above $ is excluded. (See Section 1.90 of the Plan.)

	☐	☐	☐	(e)	Amounts received as a bonus are excluded.

	☐	☐	☐	(f)	Amounts received as commissions are excluded.

	☐	☐	☐	(g)	Overtime payments are excluded.

	☐	☐	☐	(h)	Amounts received for services performed for a non-signatory Related Employer are excluded.

	☑	☑	☑	(i)	“Deemed §125 compensation” as defined in Section 1.126 of the Plan.

	☐	☐	☐	(j)	Amounts received after termination of employment are excluded (see Section 1.126 of the Plan).

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 5 – Employer Contributions

Deferral	Match	ER

☑	☑	☑	(k)	Describe adjustments to Plan Compensation: excluding qualified or non-qualified stock options, compensation arising from the vesting of common stock, incentive stock options converted to cash, restricted stock options and severance.

[Note: Any exclusions selected under subsections (e) – (k) (other than subsection (i)) may cause the definition of Plan Compensation to fail to satisfy a safe harbor definition of compensation under Code §414(s). To ensure that the definition of Plan Compensation satisfies Code §414(s) for purposes of determining allocations under the permitted disparity allocation formula under AA §6-3(b) and the Safe Harbor 401(k) provisions under AA §6C, any adjustments under (e) through (k) (other than subsection (i)) will only apply to Highly Compensated Employees for purposes of applying the permitted disparity and Safe Harbor 401(k) provisions. In addition, unless designated otherwise under (k), any selection(s) in the Deferral column also apply to Roth Deferrals, After-Tax Contributions, and Safe Harbor Contributions; any selection(s) in the Match column also apply to QMACs; and any selection(s) in the ER column also apply to QNECs. Any modification under subsection (k) must be definitely determinable and preclude Employer discretion.]

5-3	PERIOD FOR DETERMINING COMPENSATION.

	(a)	Compensation Period. Plan Compensation will be determined on the basis of the following period(s) for the contribution sources identified in this AA §5-3. [If (2), (3) or (4) is checked for any contribution source, any reference to the Plan Year as it refers to Plan Compensation for that contribution source will be deemed to be a reference to the period designated below.]

Deferral	Match	ER

☑	☑	☑	(1) The Plan Year.

☐	☐	☐	(2) The calendar year ending in the Plan Year.

☐	☐	☐	(3) The Employer’s fiscal tax year ending in the Plan Year.

☐	☐	☐	(4) The 12-month period ending on which ends during the Plan Year.

(b)	Compensation while a Participant. In determining Plan Compensation, only compensation earned while an individual is a Participant under the Plan with respect to a particular contribution source will be taken into account.

To count compensation for the entire Plan Year for a particular contribution source, including compensation earned while an individual is not a Participant with respect to such contribution source, check below.

Deferral	Match	ER

☑	☑	☑	All compensation earned during the Plan Year will be taken into account, including compensation earned while an individual is not a Participant.

[Note: Unless selected otherwise under AA §5-2(k), any selection(s) under this AA §5-3 in the Deferral column also apply to Roth Deferrals, After-Tax Contributions, and Safe Harbor Contributions; any selection(s) in the Match column also apply to QMACs; and any selection(s) in the ER column also apply to QNECs. If different eligibility conditions apply to Safe Harbor Contributions than apply to Salary Deferrals (as selected under AA §6C-3(b)), compensation while a Participant for purposes of the Safe Harbor Contributions will be determined using the eligibility conditions selected in AA §6C-3(b).]

SECTION 6

EMPLOYER CONTRIBUTIONS

6-1	EMPLOYER CONTRIBUTIONS. Is the Employer authorized to make Employer Contributions and/or Qualified Nonelective Contributions (QNECs) under the Plan?

☑ Yes

☐ No [If No, skip to Section 6A.]

6-2	EMPLOYER CONTRIBUTION FORMULAS. For the period designated in AA §6-5 below, the Employer will make the following Employer Contributions on behalf of Participants who satisfy the allocation conditions designated in AA §6-6 below. Any Employer Contribution authorized under this AA §6-2 will be allocated in accordance with the allocation formula selected under AA §6-3 or AA §6-4, as applicable.

	☑ (a)	Discretionary contribution. The Employer will determine in its sole discretion how much, if any, it will make as an Employer Contribution.

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6 – Employer Contributions

☐ (b)	Fixed contribution.

	☐ (1)	% of each Participant’s Plan Compensation.

	☐ (2)	$ for each Participant.

☐ (c)	Service-based contribution. The Employer will make:

	☐ (1)	Discretionary. A discretionary contribution determined as a uniform percentage of Plan Compensation or a uniform dollar amount for each period of service designated below.

	☐ (2)	Fixed percentage. % of Plan Compensation paid for each period of service designated below.

	☐ (3)	Fixed dollar. $ for each period of service designated below.

The service-based contribution selected under this (c) will be based on the following periods of service:

	☐ (4)	Each Hour of Service

	☐ (5)	Each week of employment

	☐ (6)	Describe period:

[Note: Any period described in subsection (6) must apply uniformly to all Participants and cannot exceed a 12-month period. If this subsection (c) is checked, also check AA §6-3(f).]

☐ (d)	Prevailing Wage Formula. The Employer will make a contribution for each Participant’s Prevailing Wage Service based on the hourly contribution rate for the Participant’s employment classification. (See Section 3.02(a)(4) of the Plan.) If this subsection (d) is checked, also check AA §6-3(g).

	☐ (1)	Offset of other contributions. The contributions under the Prevailing Wage Formula will offset the following contributions under this Plan:

		☐ (i)	Employer Contributions (other than Safe Harbor Employer Contributions or QNECs).

		☐ (ii)	Safe Harbor Employer Contributions.

		☐ (iii)	Qualified Nonelective Contributions (QNECs)

		☐ (iv)	Matching Contributions (other than Safe Harbor Matching Contributions or QMACs).

		☐ (v)	Safe Harbor Matching Contributions.

		☐ (vi)	Qualified Matching Contributions.

	☐ (2)	Modification of default rules. Section 3.02(a)(4) of the Plan contains default rules for administering the Prevailing Wage Formula. Complete this subsection (2) to modify the default provisions.

		☐ (i)	Application to Highly Compensated Employees. Instead of applying only to Nonhighly Compensated Employees, the Prevailing Wage Formula applies to all eligible Participants, including Highly Compensated Employees.

		☐ (ii)	Minimum age and service conditions. Prevailing Wage contributions are subject to a one Year of Service (as defined in AA§4-3) and age 21 minimum age and service requirement with semi-annual Entry Dates.

		☐ (iii)	Vesting. Instead of 100% immediate vesting, Prevailing Wage contributions will vest under the following vesting schedule (as defined in Section 7.02 of the Plan):

			☐ (A)	Six-year graded vesting schedule

			☐ (B)	Three-year cliff vesting schedule

[Note: Overriding the default provisions under this subsection (2) may restrict the ability of the Employer to take full credit for Prevailing Wage Contributions for purposes of satisfying its obligations under applicable federal, state or municipal prevailing wage laws. See Section 3.02(a)(4) of the Plan.]

☑ (e)	Qualified Nonelective Contribution (QNECs) are authorized as provided under AA §6-4 below.

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6 – Employer Contributions

6-3	ALLOCATION FORMULA.

	☑ (a)	Pro rata allocation. The Employer Contribution under AA §6-2 will be allocated as a uniform percentage of Plan Compensation or as a uniform dollar amount. If a fixed Employer Contribution is selected in AA §6-2(b), the Employer Contribution will be allocated in accordance with the selections made in AA §6-2(b). If both a discretionary and fixed Employer Contribution is selected in AA §6-2, this subsection (a) may be selected for both contribution formulas.

	☐ (b)	Permitted disparity allocation. The discretionary Employer Contribution under AA §6-2(a) will be allocated under the two-step permitted disparity formula (as defined in Section 3.02(a)(1)(ii)(A) of the Plan), using the Taxable Wage Base (as defined in Section 1.121 of the Plan) as the Integration Level. However, for any Plan Year in which the Plan is Top Heavy, the four-step permitted disparity formula applies (as defined in Section 3.02(a)(1)(ii)(B) of the Plan).

To modify these default rules, complete the appropriate provision(s) below.

		☐ (1)	Integration Level. Instead of the Taxable Wage Base, the Integration Level is:

			☐ (i)	% of the Taxable Wage Base, increased (but not above the Taxable Wage Base) to the next higher:

				☐ (A)	N/A	☐ (B)	$1

				☐ (C)	$100	☐ (D)	$1,000

			☐ (ii)	$ (not to exceed the Taxable Wage Base)

			☐ (iii)	20% of the Taxable Wage Base, reduced by $1

[Note: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if the Integration Level is based on an amount that is greater than 80% but less than 100% of the Taxable Wage Base or (ii) 4.3% if the Integration Level is based on an amount that is greater than 20% but less than or equal to 80% of the Taxable Wage Base. See Section 3.02(a)(1)(ii) of the Plan.]

		☐ (2)	Four-step permitted disparity formula. Check this (2) if:

			☐ (i)	The four-step permitted disparity formula will always be used.

			☐ (ii)	The four-step permitted disparity formula will never be used, even if the Plan is Top Heavy.

	☐ (c)	Uniform points allocation. The discretionary Employer Contribution designated in AA §6-2(a) will be allocated to each Participant in the ratio that each Participant’s total points bears to the total points of all Participants. A Participant will receive the following points:

		☐ (1)	point(s) for each year(s) of age (attained as of the end of the Plan Year).

		☐ (2)	points for each $ (not to exceed $200) of Plan Compensation.

		☐ (3)	point(s) for each Year(s) of Service. For this purpose, Years of Service are determined:

			☐ (i)	In the same manner as determined for eligibility.

			☐ (ii)	In the same manner as determined for vesting.

			☐ (iii)	Points will not be provided with respect to Years of Service in excess of .

	☐ (d)	New comparability allocation. The Employer may make a separate discretionary Employer Contribution (as authorized under AA §6-2(a) above) to the Participants in the following allocation groups. Any amounts allocated to an allocation group will be allocated as a uniform percentage of Plan Compensation or as a uniform dollar amount to all Participants within that allocation group. The Employer must notify the Trustee in writing of the amount of the contribution to be allocated to each allocation group.

		☐ (1)	A separate discretionary Employer Contribution will be made to each Participant of the Employer (i.e., each Participant is in his/her own allocation group). See Section 3.02(a)(1)(iv) of the Plan for special rules regarding the number of separate allocation rates that may be used for Nonhighly Compensated Employees.

		☐ (2)	A separate discretionary Employer Contribution will be made to the following allocation groups:

			☐ (i)	Group 1:

			☐ (ii)	Group 2:

			☐ (iii)	Group 3:

			☐ (iv)	Group 4:

			☐ (v)	Group 5:

[Note: The allocation groups designated above must be clearly defined in a manner that will not violate the definite allocation formula requirement of Treas. Reg. §1.401-1(b)(1)(ii). See Section 3.02(a)(1)(iv)(D)(IV) of the Plan for restrictions that apply with respect to “short-service” Employees. In the case of self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a self-employed individual as a result of application of the allocation method.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6 – Employer Contributions

	☐ (3)	Special rules. The following special rules apply to the new comparability allocation formula described in this AA §6-3(d).

		☐ (i)	Family Members. In determining the separate groups under (2) above, Family Members (as defined in Section 1.61 of the Plan) of a Five Percent Owner are always in a separate allocation group.

		☐ (ii)	Benefiting Participants who do not receive Minimum Gateway Contribution. In determining the separate groups under (2) above, Benefiting Participants who do not receive a Minimum Gateway Contribution are always in a separate allocation group. (See Section 3.02(a)(1)(iv)(D)(III)
of the Plan.)

☐ (e)	Age-based allocation. The discretionary Employer Contribution designated in AA §6-2(a) will be allocated under the age-based allocation formula so that each Participant receives a pro rata allocation based on adjusted Plan Compensation. For this purpose, a Participant’s adjusted Plan Compensation is determined by multiplying the Participant’s Plan Compensation by an Actuarial Factor (as described in Section 1.04 of the Plan). A Participant’s Actuarial Factor is determined based on a specified interest rate and mortality table. Unless designated otherwise under (1) or (2) below, the Plan will use a designated interest rate of 8.5% and a UP-1984 mortality table.

	☐ (1)	Applicable interest rate. Instead of 8.5%, the Plan will use an interest rate of % (must be between 7.5% and 8.5%) in determining a Participant’s Actuarial Factor.

	☐ (2)	Applicable mortality table. Instead of the UP-1984 mortality table, the Plan will use the following mortality table in determining a Participant’s Actuarial Factor:

[Note: See Exhibit A of the Plan for sample Actuarial Factors based on an 8.5% applicable interest rate and the UP-1984 mortality table. If an interest rate or mortality table other than 8.5% or UP-1984 is selected, appropriate Actuarial Factors must be calculated. Any alternative interest or mortality factors must meet the requirements for standard interest and mortality assumptions as defined in Treas. Reg. §1.401(a)-12.]

☐ (f)	Service-based allocation formula. The service-based Employer Contribution selected in AA §6-2(c) will be allocated in accordance with the selections made in AA §6-2(c).

☐ (g)	Prevailing Wage allocation formula. The Prevailing Wage Employer Contribution selected in AA §6-2(d) will be allocated in accordance with the selections made in AA §6-2(d). The Employer may attach an Addendum to the Adoption Agreement setting forth the hourly contribution rate for the employment classifications eligible for Prevailing Wage contributions.

6-4

QUALIFIED NONELECTIVE CONTRIBUTIONS (QNECs). For any Plan Year, the Employer may make a discretionary QNEC to the Plan. Such QNEC will be allocated as a uniform percentage of Plan Compensation to all Nonhighly Compensated Participants, without regard to the allocation conditions selected in AA §6-6 below.

To modify these default allocation provisions, complete the applicable provision under this AA §6-4.

	☐ (a)	All Participants. Any QNEC made pursuant to this AA §6-4 will be allocated to all Participants, including Highly Compensated Participants.

	☑ (b)	Targeted QNECs. The QNEC will be allocated to Nonhighly Compensated Employees in accordance with the Targeted QNEC allocation formula under Section 3.02(a)(5)(ii)(B) of the Plan. For this purpose, a Targeted QNEC may be allocated as a percentage of Plan Compensation or as a uniform dollar amount. (See Section 3.02(a)(5)(ii)(B)(IV) of the Plan for special rule applicable to Plan Years beginning before January 1, 2006.)

	☐ (c)	Allocation conditions. Any QNEC made pursuant to this AA §6-4 will be allocated only to Participants who have satisfied the allocation conditions under AA §6-6 below.

6-5	SPECIAL RULES. No special rules apply with respect to Employer Contributions under the Plan, except to the extent designated under this AA §6-5. In determining the amount of the Employer Contributions to be allocated under this AA §6, the Employer Contribution will be based on Plan Compensation earned during the Plan Year.

	☐ (a)	Period for determining Employer Contributions. Alternatively, the Employer may elect to base the Employer Contributions on Plan Compensation earned during the following period: [This (a) may not be checked if the permitted disparity allocation method is selected under AA §6-3(b) above.]

		☐ (1)	Plan Year quarter.	☐ (2)	calendar month.

		☐ (3)	payroll period.	☐ (4)	other:

[Note: Although Employer Contributions are determined on the basis of Plan Compensation earned during the period designated under this subsection (a), this does not require the Employer to actually make contributions or allocate contributions on the basis of such period. Employer Contributions may be contributed and allocated to Participants at any time within the contribution period permitted under Treas. Reg. §1.415-6, regardless of the period selected under this subsection (a). Any alternative period designated under subsection (4) may not exceed a 12-month period and will apply uniformly to all Participants.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6 – Employer Contributions

☐ (b)	Top Heavy contribution. If this (b) is checked, any Top Heavy minimum contribution required under Section 4 of the Plan will be allocated to all Participants, including Key Employees.

☐ (c)	Net Profits. If this (c) is checked, the Employer Contributions designated under AA §6-2 above will be limited to the Net Profits of the Employer. (This limit will not apply to any contributions made under the Prevailing Wage Formula under AA §6-2(d).)

	☐ (1)	Default definition of Net Profits. For purposes of this subsection (c), Net Profits is defined in accordance with Section 1.77 of the Plan.

	☐ (2)	Modified definition of Net Profits. For purposes of this subsection (c), Net Profits is defined as follows:

[Note: Any definition of Net Profits under this subsection (2) must be described in a manner that precludes Employer discretion, must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder, and must apply uniformly to all Participants.]

☐ (d)	Offset of Employer Contribution. A Participant’s allocation of Employer Contributions under AA §6-2 of this Plan is reduced by contributions under [insert name of plan(s)]. (See Section 3.02(d)(2) of the Plan.)

[Note: If this (d) is checked, attach an Addendum to this Adoption Agreement describing how such offset will be applied.]

6-6	ALLOCATION CONDITIONS. A Participant who has otherwise satisfied all conditions to receive an Employer Contribution, must satisfy any allocation conditions designated under this AA §6-6 to receive an allocation of Employer Contributions under the Plan. [Note: The allocation conditions under this AA §6-6 do not apply to Prevailing Wage Contributions under AA §6-2(d), Safe Harbor Employer Contributions under AA §6C, or QNECs under AA §6-4, unless provided otherwise under those specific sections. See AA §4-5 for treatment of service with Predecessor Employers for purposes of applying the allocation conditions under this AA §6-6.]

	☐ (a)	No allocation conditions apply with respect to Employer Contributions under the Plan.

	☐ (b)	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must complete more than:

		☐ (1)	(not to exceed 500) Hours of Service during the Plan Year.

		☐ (2)	(not more than 91) consecutive days of employment with the Employer during the Plan Year.

	☑ (c)	Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

	☑ (d)	Minimum service condition. An Employee must be credited with at least:

		☑ (1)	1000 Hours of Service (not to exceed 1,000) during the Plan Year.

		☐ (2)	(not more than 182) consecutive days of employment with the Employer during the Plan Year.

	☐ (e)	Application to a specified period. The allocation conditions selected under this AA §6-6 apply on the basis of the Plan Year. If the Employer will base its Employer Contributions on a periodic basis (as designated in AA §6-5(a)), this (e) may be checked to allow the allocation conditions under this AA §6-6 to be applied with respect to such period. (See Section 3.09(a) of the Plan.)

	☑ (f)	Exceptions.

		☑ (1)	The above allocation condition(s) will not apply if the Employee:

			☑ (i)	dies during the Plan Year.

			☑ (ii)	terminates employment due to becoming Disabled.

			☑ (iii)	terminates employment after attainment of Normal Retirement Age in the current Plan Year or any prior Plan Year.

			☐ (iv)	terminates employment after attainment of Early Retirement Age in the current Plan Year or any prior Plan Year.

		☐ (2)	The exceptions selected under (f)(1) do not apply to:

			☐ (i)	the employment condition under subsection (c) above.

			☐ (ii)	the minimum service condition under subsection (d) above.

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6A – Salary Deferrals

SECTION 6A

SALARY DEFERRALS

6A-1	SALARY DEFERRALS. Are Employees permitted to make Salary Deferrals under the Plan?

	☑	Yes.

	☐	No. [If “No” is checked, skip to Section 6B. “No” should be checked if the Plan is designated as a Profit Sharing (PS) Plan only in AA §2-3.]

6A-2	MAXIMUM LIMIT ON SALARY DEFERRALS. A Participant may defer an amount up to the Elective Deferral Dollar Limit and the Code §415 Limitation (as set forth in Sections 5.02 and 5.03 of the Plan), subject to the following limitations.

	☑ (a)	Salary Deferral Limit. A Participant may not defer an amount in excess of:

		☑ (1)	50% of Plan Compensation and/or

		☐ (2)	$ .

Any limit described in subsection (1) or (2) above applies with respect to the following period:

		☑ (3)	Plan Year.

		☐ (4)	the portion of the Plan Year during which the individual is eligible to participate.

		☐ (5)	each separate payroll period during which the individual is eligible to participate.

	☐ (b)	Different limit for Highly Compensated Employees and Nonhighly Compensated Employees. The limitation selected under (a) above applies only to Highly Compensated Employees. For Nonhighly Compensated Employees, the following limit applies:

		☐ (1)	No limit (other than the Elective Deferral Dollar Limit and the Code §415 Limitation).

		☐ (2)	Nonhighly Compensated Employee limit.

			☐ (i)	% of Plan Compensation and/or

			☐ (ii)	$

during the following period:

			☐ (iii)	Plan Year.

			☐ (iv)	the portion of the Plan Year during which the individual is eligible to participate.

			☐ (v)	each separate payroll period during which the individual is eligible to participate.

[Note: Any percentage or dollar limit imposed on Nonhighly Compensated Employees under (i) and/or (ii) above may not be lower than the percentage or dollar limit imposed on Highly Compensated Employees under (a) above.]

	☐ (c)	Special limit for bonus payments. Notwithstanding any limits under (a) or (b) above, a Participant may defer up to % (not to exceed 100%) of any bonus payment (subject to the Elective Deferral Dollar Limit and the Code §415 Limitation, as defined in Sections 5.02 and 5.03 of the Plan). [Note: If this (c) is checked, bonus payments may not be excluded from Plan Compensation in the Deferral column under AA §5-2(e).]

6A-3	MINIMUM DEFERRAL RATE. A Participant must defer at least the amount designated in this AA §6A-3 in order to make Salary Deferrals under the Plan.

	☑ (a)	No minimum deferral required.

	☐ (b)	% of Plan Compensation for a payroll period.

	☐ (c)	$ for a payroll period.

6A-4	CATCH-UP CONTRIBUTIONS. The following provisions apply with respect to Catch-Up Contributions (as defined in Section 3.03(d) of the Plan).

	☑ (a)	Catch-Up Contributions are permitted under the Plan.

		☑ (1)	Catch-Up Contributions are eligible for any Matching Contributions under the Plan.

		☐ (2)	Catch-Up Contributions are not eligible for any Matching Contributions under the Plan (other than Safe Harbor Matching Contributions).

		☐ (3)	A Participant’s total Catch-Up Contributions, when added to other Salary Deferrals, may not exceed 75 percent of the Participant’s Plan Compensation for the taxable year.

	☐ (b)	Catch-Up Contributions are not permitted under the Plan.

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6A – Salary Deferrals

6A-5	ROTH DEFERRALS. The following provisions apply with respect to Roth Deferrals (as defined in Section 3.03(e) of the Plan).

Availability of Roth Deferrals.

	☐ (a)	Roth Deferrals are permitted under the Plan. [Note: If Roth Deferrals are effective as of a date other than the Effective Date of the Plan, designate such special Effective Date in AA §6A-9(c) below. Roth Deferrals may not be made prior to January 1, 2006.]

		☐ (1)	Roth Deferrals are not eligible for any Matching Contributions under the Plan (other than Safe Harbor Matching Contributions).

		☐ (2)	Only Roth Deferrals are eligible for any Matching Contributions under the Plan (i.e., Pre-Tax Deferrals are not eligible for Matching Contributions (other than Safe Harbor Matching Contributions)).

[If neither (1) nor (2) is selected, all Salary Deferrals are eligible for Matching Contributions.]

	☑ (b)	Roth Deferrals are not permitted under the Plan.

Distribution of Roth Deferrals. To the extent a Participant takes a distribution or withdrawal from his/her deferral Account(s), the Participant may designate the extent to which such distribution is taken from the Pre-Tax Deferral Account or from the Roth Deferral Account. (See Section 8.11(b)(2) of the Plan for default distribution rules if a Participant fails to designate the appropriate Account for corrective distributions from the Plan.)

Alternatively, the Employer may designate the order of distributions for the distribution types listed below:

	☐ (c)	Distributions and withdrawals.

		☐ (1)	Any distribution will be taken on a pro rata basis from the Participant’s Pre-Tax Deferral Account and Roth Deferral Account.

		☐ (2)	Any distribution will be taken first from the Participant’s Roth Deferral Account and then from the Participant’s Pre-Tax Deferral Account.

		☐ (3)	Any distribution will be taken first from the Participant’s Pre-Tax Deferral Account and then from the Participant’s Roth Deferral Account.

	☐ (d)	Distribution of Excess Deferrals and Excess Annual Additions under Code §415.

		☐ (1)	Distribution of Excess Deferrals and Excess Annual Additions will be made from Roth and Pre-Tax Deferral Accounts in the same proportion that deferrals were allocated to such Accounts for the calendar year.

		☐ (2)	Distribution of Excess Deferrals and Excess Annual Additions will be made first from the Roth Deferral Account and then from the Pre-Tax Deferral Account.

		☐ (3)	Distribution of Excess Deferrals and Excess Annual Additions will be made first from the Pre-Tax Deferral Account and then from the Roth Deferral Account.

	☐ (e)	Distribution of Salary Deferrals to Highly Compensated Employees to correct ADP or ACP Test failure.

		☐ (1)	Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made from Roth and Pre- Tax Deferral Accounts in the same proportion that deferrals were allocated to such Accounts for the Plan Year.

		☐ (2)	Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made first from the Roth Deferral Account and then from the Pre-Tax Deferral Account.

		☐ (3)	Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made first from the Pre-Tax Deferral Account and then from the Roth Deferral Account.

6A-6	ADP TESTING. (See Section 6.01 of the Plan.)

	(a)	ADP Testing Method. The ADP Test will be performed using the following testing method: (See Section 6.01(a)(2) of the Plan.)

		☐ (1)	The Plan will use the Current Year Method in running the ADP Test.

☐ The Current Year Method has applied since the Plan Year. [If the Plan has switched from the Prior Year Method to the Current Year Method, this box may be checked to designate the first Plan Year for which the Current Year Method applies.]

		☑ (2)	The Plan will use the Prior Year Method in running the ADP Test.

[Note: If the Plan is intended to be a Safe Harbor 401(k) Plan (as designated in AA §6C below), the Plan must use the Current Year Method.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6A – Salary Deferrals

	(b)	Special rule for first Plan Year. If this is a new 401(k) Plan, the testing method selected in subsection (a) above applies for purposes of applying the ADP Test for the first Plan Year of the Plan, unless designated otherwise under this subsection (b). If the Prior Year Testing Method applies, the ADP of the Nonhighly Compensated Group for the first Plan Year is deemed to be 3%. (See Section 6.01(a)(3) of the Plan.)

		☐ (1)	Instead of the Prior Year Method selected under subsection (a)(2) above, the Plan will use the Current Year Method for the first Plan Year for which the 401(k) Plan is effective.

		☐ (2)	Instead of the Current Year Method selected under subsection (a)(1) above, the Plan will use the Prior Year Method for the first Plan Year for which the 401(k) Plan is effective.

6A-7	CHANGE OR REVOCATION OF DEFERRAL ELECTION: In addition to the Participant’s Entry Date under the Plan, a Participant may change or resume a deferral election (on a prospective basis) as of the dates designated in this AA §6A-7. Unless designated otherwise under subsection (f), a Participant may revoke a deferral election (on a prospective basis) at any time.

	☐ (a)	As designated under the Salary Reduction Agreement or other written procedures adopted by the Plan Administrator.

	☐ (b)	The first day of each calendar quarter.

	☐ (c)	The first day of each Plan Year.

	☐ (d)	The first day of each calendar month.

	☑ (e)	The beginning of each payroll period.

	☐ (f)	Other:

[Note: A Participant must be permitted to change or revoke a deferral election at least once per year.]

6A-8	AUTOMATIC DEFERRAL ELECTION. No automatic deferral election applies under Section 3.03(c) of the Plan.

To provide for an automatic deferral election, complete this AA §6A-8.

	☐ (a)	Automatic deferral election. Upon becoming eligible to make Salary Deferrals under the Plan (pursuant to AA §3 and AA §4), a Participant will be deemed to have entered into a Salary Deferral Election with a

☐ (1) % of Plan Compensation ☐ (2) $

deferral election for each payroll period, unless the Participant completes a contrary Salary Deferral Election (subject to the limitations under AA §6A-2 and AA §6A-3) in accordance with procedures adopted by the Plan Administrator. Unless designated otherwise by the Participant, any Salary Deferrals made pursuant to an automatic deferral election will be treated as Pre-Tax Salary Deferrals.

	☐ (b)	Automatic increase. If elected under this subsection (b), the automatic deferral amount will increase each Plan Year by the following amount. (See Section 3.03(c) of the Plan.)

☐ (1) % of Plan Compensation ☐ (2) $

but not in excess of

☐ (3) % of Plan Compensation ☐ (4) $

	☐ (c)	Application of automatic deferral provisions. This automatic deferral election will apply to:

		☐ (1)	all Participants who have not entered into a Salary Deferral Election (including an election not to defer under the Plan).

		☐ (2)	all Participants who have not entered into a Salary Deferral Election as of that is at least equal to the automatic deferral amount under subsection (a). [Note: Any Salary Deferral Election (including an election not to defer under the Plan) entered into on or after the above date will override the automatic deferral provisions.]

		☐ (3)	only Employees who become Participants on or after and who do not enter into a contrary Salary Deferral Election (including an election not to defer under the Plan).

6A-9	DEFERRAL EFFECTIVE DATE. The provisions of this AA §6A are effective as of:

	☑ (a)	the Effective Date of the Plan as designated in subsection (a) or (b) of the Employer Signature Page, as applicable.

	☐ (b)	the date the Plan is executed by the Employer (as indicated on the Employer Signature Page).

	☐ (c)	(insert date).

	☐ (d)	The following special effective date applies solely for Roth Deferrals under AA §6A-5: (date may not be before January 1, 2006). [If this (d) is not checked and Roth Deferrals are permitted under AA §6A-5 above, Roth Deferrals are effective as of January 1, 2006 (or the Effective Date applicable to Salary Deferrals under this AA §6A-9, if later).]

[Note: A Participant may not begin making Salary Deferrals prior to the later of the date the Employee becomes a Participant, the date the Participant executes the Salary Deferral Election or the date the Plan is adopted or effective. See Section 3.03(a) of the Plan.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6A – Salary Deferrals

6A-10	SIMPLE 401(k) PROVISIONS. The SIMPLE 401(k) provisions under Section 6.05 of the Plan do not apply unless specifically elected under this AA §6A-10.

	☐	By checking this box the Employer elects to have the SIMPLE 401(k) provisions described in Section 6.05 of the Plan apply.

		☐ (a)	Employer will make Matching Contribution under Section 6.05(b)(3) of the Plan.

		☐ (b)	Employer will make Employer Contribution under Section 6.05(b)(4) of the Plan.

[Note: This AA §6A-10 may only be checked if the Plan uses a calendar-year Plan Year and the Employer is an Eligible Employer as defined in Section 6.05(a)(1) of the Plan.]
SECTION 6B MATCHING CONTRIBUTIONS
6B-1	MATCHING CONTRIBUTIONS. Is the Employer authorized to make Matching Contributions and/or Qualified Matching Contributions (QMACs) under the Plan?

	☑	Yes. [Check this box if Matching Contributions may be made under the Plan, including Matching Contributions that satisfy the ACP safe harbor (i.e., Matching Contributions that are made in addition to the Safe Harbor Contributions required to satisfy the ADP safe harbor under AA §6C-2(a)).]

	☐	No. [Check this box if there are no Matching Contributions or the only Matching Contributions are Safe Harbor Matching Contributions that satisfy the ADP safe harbor under AA §6C-2(a). If “No” is checked, skip to Section 6C.]

6B-2	MATCHING CONTRIBUTION FORMULAS: For the period designated in AA §6B-5 below, the Employer will make the following Matching Contribution on behalf of Participants who satisfy the allocation conditions under AA §6B-7 below. [If the Plan provides for After-Tax Contributions, see AA §6D to determine the application of the Matching Contribution formulas to After-Tax Contributions.]

	☑ (a)	Discretionary match. The Employer will determine in its sole discretion how much, if any, it will make as a Matching Contribution. Such amount can be determined either as a uniform percentage of deferrals or as a flat dollar amount for each Participant.

	☐ (b)	Fixed match. The Employer will make a Matching Contribution for each Participant equal to:

		☐ (1)	% of Salary Deferrals made for each period designated in AA §6B-5 below.

		☐ (2)	$ for each period designated in AA §6B-5 below.

		☐ (3)	% of Salary Deferrals made for each period designated in AA §6B-5 below. However, to receive the matching contribution for a given period, a Participant must contribute Salary Deferrals equal to at least
% of Plan Compensation for such period.

		☐ (4)	$ for each period designated in AA §6B-5 below. However, to receive the matching contribution for a given period, a Participant must contribute Salary Deferrals equal to at least % of Plan Compensation for such period.

	☐ (c)	Tiered match. The Employer will make a Matching Contribution to all Participants based on the following tiers of Salary Deferrals.

Salary Deferrals
(% of Plan Compensation or dollar amount)	Match %

☐ (1) Salary Deferrals up to first % or $		%

☐ (2) Salary Deferrals up to % or $		%

☐ (3) Salary Deferrals up to % or $		%

☐ (4) Salary Deferrals up to % or $		%

[Note: All tiers must be based on percentages or dollar amounts (but not both). If the Plan is designed to satisfy the ACP safe harbor with respect to the Matching Contributions, the rate of Matching Contribution may not increase as the rate of Salary Deferrals increases.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6B – Matching Contributions

☐ (d)	Discretionary tiered match. The Employer will make a discretionary Matching Contribution to all Participants based on the following tiers of Salary Deferrals. The Employer may determine the amount of Matching Contribution to be made with respect to each tier of Salary Deferrals.

Salary Deferrals (% of Plan Compensation or dollar amount)

☐ (1) Salary Deferrals up to first % or $

☐ (2) Salary Deferrals up to % or $

☐ (3) Salary Deferrals up to % or $

☐ (4) Salary Deferrals up to % or $

[Note: All tiers must be based on percentages or dollar amounts (but not both). If the Plan is designed to satisfy the ACP safe harbor with respect to the Matching Contributions, the rate of Matching Contribution may not increase as the rate of Salary Deferrals increases.]

☐ (e)	Year of Service match. The Employer will make a Matching Contribution as a uniform percentage of Salary Deferrals to all Participants based on Years of Service with the Employer.

Years of Service	Matching Percentage

☐ (1) Up to Years of Service		%

☐ (2) Up to Years of Service		%

☐ (3) Up to Years of Service		%

☐ (4) Years of Service above		%

For this purpose, a Year of Service is each Plan Year during which an Employee completes at least 1,000 Hours of Service. Alternatively, a Year of Service is:

[Note: Each separate rate of Matching Contribution must satisfy the nondiscrimination requirements under Treas. Reg. §1.401(a)(4)-4 as a separate benefit, right or feature. Any alternative definition of a Year of Service must meet the requirements of a Year of Service as defined in Section 2.03 of the Plan.]

	☐ (f)	Qualified Matching Contribution (QMACs) are authorized as provided under AA §6B-4 below.

6B-3	LIMITS ON MATCHING CONTRIBUTIONS. In applying the Matching Contribution formula(s) selected under AA §6B-2 above, the following limits apply.

	☐ (a)	No limits apply. All Salary Deferrals are eligible for Matching Contributions.

	☑ (b)	Limit on Salary Deferrals. The Matching Contribution formula(s) selected in AA §6B-2 above apply only to Salary Deferrals that do not exceed:

		☑ (1)	8 % of Plan Compensation.

		☐ (2)	$ .

		☐ (3)	A discretionary amount determined by the Employer.

	☐ (c)	Limit on Matching Contributions. The total Matching Contribution provided under the formula(s) selected in AA §6B-2 above will not exceed:

		☐ (1)	% of Plan Compensation.

		☐ (2)	$ .

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6B – Matching Contributions

	☐ (d)	Application of limits. The limits identified in the following subsection(s) of this AA §6B-3

☐ Subsection (b) above ☐ Subsection (c) above

do not apply to the following Matching Contribution formula(s):

		☐ (1)	Discretionary match under AA §6B-2(a).

		☐ (2)	Fixed match under AA §6B-2(b).

		☐ (3)	Tiered match under AA §6B-2(c).

		☐ (4)	Discretionary tiered match under AA §6B-2(d).

		☐ (5)	Year of Service match under AA §6B-2(e).

[Note: If a Matching Contribution is designed to satisfy the ACP safe harbor (as described in Section 6.04(g) of the Plan) subsection (b)(1) above must be completed with no more than a 6% of Plan Compensation deferral limit. In addition, if the Matching Contribution is a discretionary formula, to satisfy the ACP safe harbor, subsection (c)(1) above also must be completed with no more than a 4% of Plan Compensation total match limit.]

6B-4	QUALIFIED MATCHING CONTRIBUTIONS (QMACs): For any Plan Year, the Employer may make a discretionary QMAC to the Plan. Such QMAC will be allocated as a uniform percentage of each Nonhighly Compensated Participant’s Salary Deferrals made during the Plan Year, without regard to any allocation conditions selected under AA §6B-7. Any discretionary Matching Contribution designated as a QMAC under this AA §6B-4 will automatically be subject to the requirements for QMACs (as described in Section 3.04(d) of the Plan).

Alternatively, the following rules will apply with respect to any QMACs authorized under this AA §6B-4:

	☐ (a)	Eligibility for QMAC. The discretionary QMAC will be allocated to all Participants (instead of only to Nonhighly Compensated Employees).

	☐ (b)	Designated QMACs. The Employer may designate under this subsection (b) to treat specific Matching Contributions under AA §6B-2 as QMACs. [Any Matching Contributions designated as QMACs will automatically be subject to the requirements for QMACs (as described in Section 3.04(d) of the Plan), notwithstanding any contrary selections in this Adoption Agreement.]

		☐ (1)	All Matching Contributions are designated as QMACs.

		☐ (2)	Matching Contributions described in subsection(s) of AA §6B-2 above are designated as QMACs.

	☐ (c)	Allocation conditions. Any QMAC made pursuant to this AA §6B-4 will be allocated only to Participants who have satisfied the allocation conditions under AA §6B-7 below.

6B-5	PERIOD FOR DETERMINING MATCHING CONTRIBUTIONS. The Matching Contribution formula(s) selected in AA §6B-2 above (including any limitations on such amounts under AA §6B-3) are based on Salary Deferrals for the Plan Year. To apply a different period for determining the Matching Contributions and limits under AA §6B-2 and AA §6B-3, check one of (a) – (d) below.

	☑ (a)	payroll period. ☐ (b) Plan Year quarter.

	☐ (c)	calendar month. ☐ (d) Other:

[Note: Although Matching Contributions (and any limits on those Matching Contributions) will be determined on the basis of the period designated under this AA §6B-5, this does not require the Employer to actually make contributions or allocate contributions on the basis of such period. Matching Contributions may be contributed and allocated to Participants at any time within the contribution period permitted under Treas. Reg. §1.415-6, regardless of the period selected under this AA §6B-5. See Section 3.04(c) of the Plan for a discussion of the “true up” requirements applicable to Matching Contributions. Any alternative period designated under subsection (d) may not exceed a 12-month period and will apply uniformly to all Participants.]

6B-6	ACP TESTING. (See Section 6.02 of the Plan.)

	(a)	ACP Testing Method. The ACP Test will be performed using the following testing method: (See Section 6.02(a)(2) of the Plan.)

		☐ (1)	The Plan will use the Current Year Method in running the ACP Test.

☐ The Current Year Method has applied since the Plan Year. [If the Plan has switched from the Prior Year Method to the Current Year Method, this box may be checked to designate the first Plan Year for which the Current Year Method applies.]

		☑ (2)	The Plan will use the Prior Year Method in running the ACP Test.

[Note: If the Plan is intended to be a Safe Harbor 401(k) Plan (as designated in AA §6C below), the Plan must use the Current Year Method.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6B – Matching Contributions

	(b)	Special rule for first Plan Year. If this is a new 401(k) Plan, the testing method selected in subsection (a) above applies for purposes of applying the ACP Test for the first Plan Year of the Plan, unless designated otherwise under this subsection (b). If the Prior Year Testing Method applies, the ACP of the Nonhighly Compensated Employee Group for the first Plan Year is deemed to be 3%. (See Section 6.02(a)(3) of the Plan.)

		☐ (1)	Instead of the Prior Year Method selected under subsection (a)(2) above, the Plan will use the Current Year Method for the first Plan Year for which the 401(k) Plan is effective.

		☐ (2)	Instead of the Current Year Method selected under subsection (a)(1) above, the Plan will use the Prior Year Method for the first Plan Year for which the 401(k) Plan is effective.

6B-7	ALLOCATION CONDITIONS. A Participant who has otherwise satisfied all conditions to receive a Matching Contribution, must satisfy any allocation conditions designated under this AA §6B-7 to receive an allocation of Matching Contributions under the Plan. [Note: The allocation conditions under this AA §6B-7 do not apply to Safe Harbor Matching Contributions under AA §6C or QMACs under AA §6B-4, unless provided otherwise under those specific sections. See AA §4-5 for treatment of service with Predecessor Employers for purposes of applying the allocation conditions under this AA §6B-7.]

	☑ (a)	No allocation conditions apply with respect to Matching Contributions under the Plan.

	☐ (b)	Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must complete more than:

		☐ (1)	(not to exceed 500) Hours of Service during the Plan Year.

		☐ (2)	(not more than 91) consecutive days of employment with the Employer during the Plan Year.

	☐ (c)	Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

	☐ (d)	Minimum service condition. An Employee must be credited with at least:

		☐ (1)	Hours of Service (not to exceed 1,000) during the Plan Year.

		☐ (2)	(not more than 182) consecutive days of employment with the Employer during the Plan Year.

	☐ (e)	Application to a specified period. The allocation conditions selected under this AA §6B-7 apply on the basis of the Plan Year. If the Employer will base its Matching Contributions on a periodic basis (as designated in AA §6B-5), this (e) may be checked to allow the allocation conditions under this AA §6B-7 to be applied with respect to such period. (See Section 3.09(a) of the Plan.)

	☐ (f)	Distribution restriction. An Employee must not take a distribution of the Salary Deferrals eligible for the Matching Contribution prior to the end of the period for which the Matching Contribution is being made (as defined in AA §6B-5 above). See Section 3.09(c) of the Plan.

	☐ (g)	Exceptions.

		☐ (1)	The above allocation condition(s) will not apply:

			☐ (i)	if the Employee dies during the Plan Year.

			☐ (ii)	if the Employee terminates employment as a result of a Disability.

			☐ (iii)	if the Employee terminates employment after attainment of Normal Retirement Age in the current Plan Year or any prior Plan Year.

			☐ (iv)	if the Employee terminates employment after attainment of Early Retirement Age in the current Plan Year or any prior Plan Year.

			☐ (v)	to the following Matching Contributions:

				☐ (A)	Discretionary match under AA §6B-2(a).

				☐ (B)	Fixed match under AA §6B-2(b).

				☐ (C)	Tiered match under AA §6B-2(c).

				☐ (D)	Discretionary tiered match under AA §6B-2(d).

				☐ (E)	Year of Service match under AA §6B-2(e).

		☐ (2)	The exceptions selected under (g)(1) do not apply to:

			☐ (i)	the employment condition under subsection (c) above.

			☐ (ii)	the minimum service condition under subsection (d) above.

			☐ (iii)	the distribution restriction under subsection (f) above.

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6C – Safe Harbor 401(k) Contributions

SECTION 6C

SAFE HARBOR 401(k) CONTRIBUTIONS

6C-1	SAFE HARBOR 401(k) PLAN. Is the Plan intended to be a Safe Harbor 401(k) Plan?

	☐	Yes

	☑	No [If “No” is checked, skip to Section 6D.]

6C-2	SAFE HARBOR CONTRIBUTIONS. To qualify as a Safe Harbor 401(k) Plan, the Employer must make a Safe Harbor Matching Contribution or Safe Harbor Employer Contribution. The Safe Harbor Contribution elected under this AA §6C-2 will be in addition to any Employer Contribution or Matching Contribution elected in AA §6 or AA §6B above.

	☐ (a)	Safe Harbor Matching Contribution.

		(1)	Safe Harbor Matching Contribution formula.

			☐ (i)	Basic match: 100% of Salary Deferrals up to the first 3% of Plan Compensation, plus 50% of Salary Deferrals up to the next 2% of Plan Compensation.

			☐ (ii)	Enhanced match: % (not less than 100%) of Salary Deferrals up to % (not less than 4% and not more than 6%) of Plan Compensation.

			☐ (iii)	Tiered match: % of Salary Deferrals up to the first % of Plan Compensation,

				☐ (A)	plus % of Salary Deferrals up to the next % of Plan Compensation,

				☐ (B)	plus % of Salary Deferrals up to the next % of Plan Compensation.

[Note: The tiered match may not provide for a greater level of match at higher levels of Salary Deferrals and the total amount of Salary Deferrals eligible for a match may not exceed 6% of Plan Compensation. The tiered match must provide a matching contribution that is at least equivalent at all deferral levels to the basic match described in subsection (i).]

		(2)	Period for determining Safe Harbor Matching Contributions. The Safe Harbor Matching Contribution formula selected in (1) above is based on Salary Deferrals for the following period:

			☐ (i)	Plan Year.

			☐ (ii)	payroll period.

			☐ (iii)	Plan Year quarter.

			☐ (iv)	calendar month.

[Note: See Section 3.04(c) of the Plan for a discussion of the “true up” requirements applicable to Safe Harbor Matching Contributions.]

	☐ (b)	Safe Harbor Employer Contribution: % (not less than 3%) of Plan Compensation.

☐ (1)

Supplemental Safe Harbor notice. Check this selection if the Employer will make the Safe Harbor Employer Contribution pursuant to a supplemental notice, as described in Section 6.04(a)(4)(ii) of the Plan.

[Note: If this (1) is checked, the Safe Harbor Employer Contribution described above will be required for a Plan Year only if the Employer provides a supplemental notice (as described in Section 6.04(a)(4)(ii) of the Plan). If the Employer properly provides the Safe Harbor notice but does not provide a supplemental notice, the Employer need not provide the Safe Harbor Employer Contribution described above. In such a case, the Plan will not qualify as a Safe Harbor 401(k) Plan for that Plan Year and will be subject to ADP/ACP testing, as applicable.]

		☐ (2)	Other plan. Check this selection if the Safe Harbor Employer Contribution will be made under another plan maintained by the Employer and identify the plan:

6C-3	ELIGIBILITY FOR SAFE HARBOR CONTRIBUTION. The Safe Harbor Contribution selected in AA §6C-2 above will be allocated to all Participants who are eligible to make Salary Deferrals under the Plan, unless designated otherwise under this AA §6C-3:

	☐ (a)	Instead of being allocated to all eligible Participants, the Safe Harbor Contribution will be allocated only to:

		☐ (1)	Nonhighly Compensated Participants who are eligible to make Salary Deferrals under the Plan (see AA §4).

☐ (2)

Nonhighly Compensated Participants who are eligible to make Salary Deferrals under the Plan and any Highly Compensated Non-Key Employees who are eligible to make Salary Deferrals under the Plan (see AA §4).

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6C – Safe Harbor 401(k) Contributions

	☐ (b)	Instead of using the eligibility conditions applicable to Salary Deferrals under AA §4, the following eligibility conditions apply for Safe Harbor Contributions:

		☐ (1)	One Year of Service and age 21 with semi-annual Entry Dates. (See Section 6.04(c) of the Plan.)

		☐ (2)	The eligibility conditions applicable to Matching Contributions (as selected in AA §4).

		☐ (3)	The eligibility conditions applicable to Employer Contributions (as selected in AA §4).

[Note: If subsection (2) or (3) is selected, AA §4-1(a)(6) may not be selected for Matching Contributions (if subsection (2) is selected) or for Employer Contributions (if subsection (3) is selected). For purposes of determining eligibility for Safe Harbor Contributions, an Employee may not be required to complete more than one Year of Service.]

6C-4	OFFSET OF ADDITIONAL EMPLOYER CONTRIBUTIONS. Any additional Employer Contributions under AA §6 will be allocated to all eligible Participants in addition to the Safe Harbor Employer Contribution, unless selected otherwise under this AA §6C-4.

☐	If the Safe Harbor Employer Contribution under AA §6C-2(b) is not allocated to all eligible Participants (pursuant to AA §6C-3(a)), check this AA §6C-4 to provide that the Safe Harbor Employer Contribution offsets any additional Employer Contributions designated under AA §6. For this purpose, if the permitted disparity allocation method is selected under AA §6-3(b), this offset applies only to the second step of the two-step permitted disparity formula or the fourth step of the four-step permitted disparity formula. (See Section 3.02(d)(1) of the Plan.)

6C-5	DELAYED EFFECTIVE DATE. The Safe Harbor provisions under this AA §6C are effective as of the Effective Date of the Plan, as designated in the Employer Signature Page. To provide for a delayed effective date for the Safe Harbor provisions, check this AA §6C-5.

☐	The Safe Harbor provisions under this AA §6C are effective beginning . Prior to this delayed effective date, the provisions of this AA §6C do not apply. Thus, prior to the delayed effective date, the Employer is not obligated to make a Safe Harbor Contribution and the Plan is subject to ADP and ACP Testing, to the extent applicable.

SECTION 6D

AFTER-TAX CONTRIBUTIONS

6D-1	AFTER-TAX CONTRIBUTIONS. Are Employees permitted to make After-Tax Contributions under the Plan?

☐ Yes

☑ No [If “No” is checked, skip to Section 7.]

6D-2	LIMITS ON AFTER-TAX CONTRIBUTIONS. A Participant may contribute any amount as After-Tax Contributions up to the Code §415 Limitation (as defined in Section 5.03 of the Plan), except as limited under this AA §6D-2.

	☐ (a)	No additional limits.

	☐ (b)	Maximum limit. A Participant may make After-Tax Contributions up to % of Plan Compensation for:

		☐ (1)	the entire Plan Year.

		☐ (2)	the portion of the Plan Year during which the Employee is eligible to participate.

		☐ (3)	each separate payroll period during which the Employee is eligible to participate.

	☐ (c)	Minimum limit. The amount of After-Tax Contributions a Participant may make for any payroll period may not be less than:

		☐ (1)	% of Plan Compensation.

		☐ (2)	$ .

6D-3	ELIGIBILITY FOR MATCHING CONTRIBUTIONS.

	☐ (a)	After-Tax Contributions will be taken into account for all Matching Contributions under the Plan.

	☐ (b)	After-Tax Contributions are not eligible for:

		☐ (1)	Any Matching Contributions under the Plan (other than Safe Harbor Matching Contributions).

		☐ (2)	Safe Harbor Matching Contribution elected under AA §6C-2(a)(1).

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 6D – After-Tax Contributions

		☐ (3)	The following Matching Contributions under AA §6B-2:

			☐ (i)	Discretionary match

			☐ (ii)	Fixed match

			☐ (iii)	Tiered match

			☐ (iv)	Discretionary tiered match

			☐ (v)	Year of Service match

	☐ (c)	The Matching Contribution formula only applies to After-Tax Contributions that do not exceed:

		☐ (1)	% of Plan Compensation.

		☐ (2)	$ .

		☐ (3)	A discretionary amount determined by the Employer.

SECTION 7
RETIREMENT AGES

7-1	NORMAL RETIREMENT AGE: Normal Retirement Age under the Plan is:

	☑ (a)	Age 65 (not to exceed 65).

	☐ (b)	The later of (1) age (not to exceed 65) or (2) the (not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

	☐ (c)	(may not be later than the maximum age permitted under subsection (b)).

7-2	EARLY RETIREMENT AGE:

	☑ (a)	There is no Early Retirement Age under the Plan.

	☐ (b)	A Participant reaches Early Retirement Age if he/she is still employed after attainment of each of the following:

		☐ (1)	Attainment of age

		☐ (2)	The anniversary of the date the Employee commenced participation in the Plan, and/or

		☐ (3)	The completion of Years of Service, determined as follows:

			☐ (i)	Same as for eligibility.

			☐ (ii)	Same as for vesting.

SECTION 8

VESTING AND FORFEITURES

8-1	CONTRIBUTIONS SUBJECT TO VESTING. Does the Plan provide for Employer Contributions under AA §6 or Matching Contributions under AA §6B that are subject to vesting?

☑ Yes

☐ No [If “No” is checked, skip to Section 9.]

[Note: If the Plan holds Employer Contributions and/or Matching Contributions that are subject to vesting but the Plan no longer provides for an allocation of such contributions, see Section 7.11(e) of the Plan for rules for applying the vesting and forfeiture rules to such contributions.]

8-2	NORMAL VESTING SCHEDULE. The normal vesting schedule under the Plan is as follows for both Employer Contributions and Matching Contributions, to the extent authorized under AA §6 and AA §6B. See Section 7.02(a) of the Plan for a description of the various vesting schedules under this AA §8-2. [Note: Any Prevailing Wage Contributions under AA §6-2(d), Safe Harbor Employer Contributions or Safe Harbor Matching Contributions under AA §6C and any QNECs or QMACs under AA §6-4 or AA §6B-4 are always 100% vested (unless provided otherwise under AA §6-2(d) with respect to Prevailing Wage Contributions).]

☑ (a)	Employer Contributions (see AA §6)		☑ (b)	Matching Contributions (see AA §6B)

	☐ (1)	Full and immediate vesting.		☐ (1)	Full and immediate vesting.

	☐ (2)	Three-year cliff vesting schedule		☐ (2)	Three-year cliff vesting schedule

	☐ (3)	Five-year cliff vesting schedule		☑ (3)	Six-year graded vesting schedule

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 8 – Vesting and Forfeitures

	☑ (a)	Employer Contributions (see AA §6)		☑ (b)	Matching Contributions (see AA §6B)

		☑ (4)	Six-year graded vesting schedule		☐ (4)	Modified vesting schedule

		☐ (5)	Seven-year graded vesting schedule			% after 1 Year of Service

		☐ (6)	Modified vesting schedule			% after 2 Years of Service

			% after 1 Year of Service			% after 3 Years of Service

			% after 2 Years of Service			% after 4 Years of Service

			% after 3 Years of Service			% after 5 Years of Service

			% after 4 Years of Service			100% after 6 Years of Service

% after 5 Years of Service

% after 6 Years of Service

100% after 7 Years of Service

[Note: If a modified vesting schedule is selected for Employer Contributions, the vested percentage for every Year of Service must satisfy the vesting requirements under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service. If a modified vesting schedule is selected for Matching Contributions, the vested percentage for every Year of Service must satisfy the vesting requirements under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

	(c)	Application of pre-2002 vesting schedule. Unless designated otherwise under this (c), the vesting schedule elected under subsection (b) applies to all Matching Contributions, including any Matching Contributions made for Plan Years beginning prior to January 1, 2002. (See Section 7.02(a) for special rules that apply for Employees who do not complete an Hour of Service on or after January 1, 2002.)

	☐	Check this subsection (c) to apply the vesting schedule designated in subsection (b) above only to Matching Contributions made for Plan Years beginning on or after January 1, 2002. For Matching Contributions made for Plan Years beginning before January 1, 2002, the vesting schedule under the Plan as in effect for such prior Plan Years applies. (The vesting schedule that applies for pre-2002 Plan Years may be set forth in AA §A-10.)

8-3	TOP HEAVY VESTING SCHEDULE. For any Plan Year the Plan is Top Heavy (and for all subsequent Plan Years), the Top Heavy vesting schedule selected in this AA §8-3 applies, unless provided otherwise under AA §8-6.

	☑ (a)	Employer Contributions (see AA §6)		☑ (b)	Matching Contributions (see AA §6B)

		☐ (1)	Full and immediate vesting.		☐ (1)	Full and immediate vesting.

		☐ (2)	Three-year cliff vesting schedule		☐ (2)	Three-year cliff vesting schedule

		☑ (3)	Six-year graded vesting schedule		☑ (3)	Six-year graded vesting schedule

		☐ (4)	Modified vesting schedule		☐ (4)	Modified vesting schedule

			% after 1 Year of Service			% after 1 Year of Service

			% after 2 Years of Service			% after 2 Years of Service

			% after 3 Years of Service			% after 3 Years of Service

			% after 4 Years of Service			% after 4 Years of Service

			% after 5 Years of Service			% after 5 Years of Service

			100% after 6 Years of Service			100% after 6 Years of Service

[Note: If a modified vesting schedule is selected, the vested percentage for every Year of Service must satisfy the vesting requirements under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

8-4	VESTING SERVICE. In applying the vesting schedules under this AA §8, the following service with the Employer is excluded.

	☑ (a)	None, all service with the Employer counts for vesting purposes.

	☐ (b)	Service before the original Effective Date of this Plan (or a Predecessor Plan) is excluded.

	☐ (c)	Service completed before the Employee’s (not to exceed 18th) birthday is excluded.

[Note: See Section 7.06 of the Plan and AA §4-5 for rules regarding the crediting of service with Predecessor Employers for purposes of vesting under the Plan.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 8 – Vesting and Forfeitures

8-5	VESTING UPON DEATH, DISABILITY OR EARLY RETIREMENT AGE. An Employee’s vesting percentage increases to 100% if, while employed with the Employer, the Employee

	☑ (a)	dies

	☑ (b)	terminates employment due to becoming Disabled

	☐ (c)	reaches Early Retirement Age

8-6	SHIFT TO/FROM TOP HEAVY VESTING SCHEDULE. For a Plan Year in which the Plan is a Top Heavy Plan, the Plan automatically shifts to the Top Heavy Plan vesting schedule. Once a Plan uses a Top Heavy Plan vesting schedule, that schedule will continue to apply for all subsequent Plan Years.

To override this default provision, check below:

	☐	If a Plan switches from Top Heavy status to non-Top Heavy status, the Plan will shift to the normal vesting schedule selected in AA §8-2 beginning with the Plan Year in which the Plan ceases to be Top Heavy.

[Note: The rules under Section 7.08 of the Plan will apply when a Plan shifts to or from a Top Heavy Plan vesting schedule.]

8-7	DEFAULT VESTING RULES. In applying the vesting requirements under this AA §8, the following default rules apply.

	•	Year of Service. An Employee earns a Year of Service for vesting purposes upon completing 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated based on actual hours worked during the Vesting Computation Period. (See Section 1.67 of the Plan for the definition of Hours of Service.)

	•	Vesting Computation Period. The Vesting Computation Period is the Plan Year.

	•	Break in Service Rules. The Nonvested Participant Break in Service rule and One-Year Break in Service rules do NOT apply. (See Section 7.07 of the Plan.)

To override the default vesting rules, complete the applicable sections of this AA §8-7. If this AA §8-7 is not completed, the default vesting rules apply.

ER	Match

☐	☐	(a)	Year of Service. Instead of 1,000 Hours of Service, an Employee earns a Year of Service upon the completion of [must be less than 1,000] Hours of Service during a Vesting Computation Period.

☐	☐	(b)	Vesting Computation Period (VCP). Instead of the Plan Year, the Vesting Computation Period is:

			☐ (1)	The 12-month period beginning with the anniversary of the Employee’s date of hire.

			☐ (2)	Describe:

[Note: Any Vesting Computation Period described in (2) must be a 12-consecutive month period and must apply uniformly to all Participants.]

☐	☐	(c)	Elapsed Time Method. Vesting service will be determined under the Elapsed Time Method. (See Section 7.03(b) of the Plan.)

☐	☐	(d)	Equivalency Method. For purposes of determining an Employee’s Hours of Service for vesting, the Plan will use the Equivalency Method (as defined in Section 7.03(a)(2) of the Plan). The Equivalency Method will apply to:

			☐ (1)	All Employees.

			☐ (2)	Only to Employees for whom the Employer does not maintain hourly records. For Employees for whom the Employer maintains hourly records, vesting will be determined based on actual hours worked.

If this (d) is checked, Hours of Service for vesting will be determined under the following Equivalency Method.

			☐ (3)	Monthly. 190 Hours of Service for each month worked.

			☐ (4)	Daily. 10 Hours of Service for each day worked.

			☐ (5)	Weekly. 45 Hours of Service for each week worked.

			☐ (6)	Semi-monthly. 95 Hours of Service for each semi-monthly period.

☑	☑	(e)	Nonvested Participant Break in Service rule applies. Service earned prior to a Nonvested Participant Break in Service will be disregarded in applying the vesting rules. (See Section 7.07(c) of the Plan).

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 8 – Vesting and Forfeitures

ER	Match

☐	☐	(f)	One-Year Break in Service rule applies. The One-Year Break in Service rule (as defined in Section 7.07(b) of the Plan) applies to temporarily disregard an Employee’s service earned prior to a one-year Break in Service.

8-8	ALLOCATION OF FORFEITURES. Any forfeitures occurring during a Plan Year will be:

ER	Match

☐	☐	(a) Reallocated as additional Employer Contributions or as additional Matching Contributions.

☑	☑	(b) Used to reduce Employer and/or Matching Contributions.

For purposes of this AA §8-8, forfeitures will be applied:

☑	☑	(c) for the Plan Year in which the forfeiture occurs.

☐	☐	(d) for the Plan Year following the Plan Year in which the forfeitures occur.

Prior to applying forfeitures under this AA §8-8:

☑	☑	(e) Forfeitures will be used to pay Plan expenses.

☐	☐	(f) Forfeitures will not be used to pay Plan expenses.

8-9	SPECIAL RULES REGARDING CASH-OUT DISTRIBUTIONS.

	(a)	Additional allocations. If a terminated Participant receives a complete distribution of his/her vested Account Balance while still entitled to an additional allocation, the Cash-Out Distribution forfeiture provisions do not apply until the Participant receives a distribution of the additional amounts to be allocated. (See Section 7.10(a)(1) of the Plan.)

To modify the default Cash-Out Distribution forfeiture rules, complete this AA §8-9(a).

		☑	The Cash-Out Distribution forfeiture provisions will apply if a terminated Participant takes a complete distribution, regardless of any additional allocations during the Plan Year.

(b)

Timing of forfeitures. A Participant who receives a Cash-Out Distribution (as defined in Section 7.10(a) of the Plan) is treated as having an immediate forfeiture of his/her nonvested Account Balance.

To modify the forfeiture timing rules to delay the occurrence of a forfeiture upon a Cash-Out Distribution, complete this AA §8-9(b).

		☐	A forfeiture will occur upon the completion of [cannot exceed 5] consecutive Breaks in Service (as defined in Section 7.07(a) of the Plan).

SECTION 9

DISTRIBUTION PROVISIONS – TERMINATION OF EMPLOYMENT

9-1	AVAILABLE FORMS OF DISTRIBUTION.

Lump sum distribution. Unless selected otherwise under subsection (e) below, a Participant may take a distribution of his/her entire vested Account Balance in a single lump sum.

Additional distribution options. To provide for additional distribution options, check the applicable distribution forms under this AA §9-1. If a lump sum distribution will not be provided under the Plan, check (e) below and indicate that no lump sum distribution is available under the Plan.

	☑ (a)	Partial lump sum. A Participant may take a distribution of less than the entire vested Account Balance upon termination of employment.

☐	Minimum distribution amount. A Participant may not take a partial lump sum distribution of less than $ .

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 9 – Distribution Provisions

	☐ (b)	Installment distributions. A Participant may take a distribution over a specified period not to exceed the life or life expectancy of the Participant (and a designated beneficiary).

	☐ (c)	Installment distribution for required minimum distributions. A Participant may take an installment distribution solely to the extent necessary to satisfy the required minimum distribution rules under Section 8 of the Plan.

	☐ (d)	Annuity distributions. A Participant may elect to have the Plan Administrator use the Participant’s vested Account Balance to purchase an annuity as described in Section 8.02 of the Plan.

	☐ (e)	Describe:

[Note: Any distribution option described in (e) will apply uniformly to all Participants under the Plan and may not be subject to the discretion of the Employer or Plan Administrator.]

9-2	QUALIFIED JOINT AND SURVIVOR ANNUITY RULES. This Plan is not subject to the Qualified Joint and Survivor Annuity rules, except to the extent required under Section 9.01 of the Plan (e.g., if the Plan is a Transferee Plan). Upon termination of employment, a Participant may receive a distribution from the Plan, in accordance with the provisions of AA §9-3, in any form allowed under AA §9-1. (If any portion of this Plan is subject to the Qualified Joint and Survivor Annuity rules, the QJSA and QPSA provisions will automatically apply to such portion of the Plan.)

To override this default provision, complete the applicable sections of this AA §9-2.

	☐ (a)	Qualified Joint and Survivor Annuity rules. Check this (a) to apply the Qualified Joint and Survivor Annuity rules to the entire Plan. If this (a) is checked, all distributions from the Plan must satisfy the QJSA and QPSA requirements under Section 9 of the Plan, with the following modifications:

		☐ (1)	No modifications.

		☐ (2)	Modified QJSA benefit. Instead of a 50% survivor benefit, the spouse’s survivor benefit is:

			☐ (i)	100%.	☐ (ii)	75%.	☐ (iii)	66-2/3%.

		☐ (3)	Modified QPSA benefit. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant’s vested Account Balance.

	☐ (b)	One-year marriage rule. The one-year marriage rule does not apply unless this (b) is checked. See Section 9.04(c)(2) of the Plan.

9-3	TIMING OF DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT.

	(a)	Distribution of vested Account Balances exceeding $5,000. A Participant who terminates employment with a vested Account Balance exceeding $5,000 may receive a distribution of his/her vested Account Balance in any form permitted under AA §9-1 within a reasonable period following:

		☑ (1)	the date the Participant terminates employment.

		☐ (2)	the last day of the Plan Year during which the Participant terminates employment.

		☐ (3)	the first Valuation Date following the Participant’s termination of employment.

		☐ (4)	the completion of Breaks in Service.

		☐ (5)	the end of the calendar quarter following the date the Participant terminates employment.

		☐ (6)	attainment of Normal Retirement Age, death or becoming Disabled.

		☐ (7)	Describe:

[Note: Any distribution event described in (7) will apply uniformly to all Participants under the Plan and may not be subject to the discretion of the Employer or Plan Administrator.]

	(b)	Distribution of vested Account Balances not exceeding $5,000. A Participant who terminates employment with a vested Account Balance that does not exceed $5,000 may receive a lump sum distribution of his/her vested Account Balance within a reasonable period following:

		☑ (1)	the date the Participant terminates employment.

		☐ (2)	the last day of the Plan Year during which the Participant terminates employment.

		☐ (3)	the first Valuation Date following the Participant’s termination of employment.

		☐ (4)	Describe:

[Note: Any distribution event described in (4) will apply uniformly to all Participants under the Plan and may not be subject to the discretion of the Employer or Plan Administrator.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 9 – Distribution Provisions

9-4	DISTRIBUTION UPON DISABILITY.

	(a)	Termination of Disabled Employee. A Participant who terminates employment on account of becoming Disabled may receive a distribution of his/her vested Account Balance in the same manner as a regular distribution upon termination, unless provided otherwise under this AA §9-4(a).

		☐ (1)	Distribution will be made as soon as reasonable following the date the Participant terminates on account of becoming Disabled.

		☐ (2)	Distribution will be made as soon as reasonable following the last day of the Plan Year during which the Participant terminates on account of becoming Disabled.

		☐ (3)	Describe:

[Note: Any distribution event described in (3) will apply uniformly to all Participants under the Plan and may not be subject to the discretion of the Employer or Plan Administrator.]

	(b)	Definition of Disabled. A Participant is treated as Disabled if such Participant satisfies the conditions in Section 1.36 of the Plan.

To override this default definition, check below and insert the definition of Disabled to be used under the Plan.

		☑	Alternative definition of Disabled:	If entitled to disability benefits under the Federal Social Security Act

[Note: Any alternative definition described above will apply uniformly to all Participants under the Plan. In addition, any alternative definition of Disabled may not discriminate in favor of Highly Compensated Employees.]

9-5	SPECIAL RULES.

	(a)	Availability of Involuntary Cash-Out Distributions. A Participant who terminates employment with a vested Account Balance of $5,000 or less will receive an Involuntary Cash-Out Distribution, subject to the Automatic Rollover provisions under Section 8.06 of the Plan.

Alternatively, an Involuntary Cash-Out Distribution will be made to the following terminated Participants.

		☐ (1)	No Involuntary Cash-Out Distributions. The Plan does not provide for Involuntary Cash-Out Distributions. A terminated Participant must consent to any distribution from the Plan. (See Section 14.03(b) of the Plan for special rules upon Plan termination.)

		☐ (2)	Lower Involuntary Cash-Out Distribution threshold. A terminated Participant will receive an Involuntary Cash-Out Distribution only if the Participant’s vested Account Balance is less than or equal to:

			☐ (i)	$1,000

			☐ (ii)	$ (must be less than $5,000)

	(b)	Application of Automatic Rollover rules. The Automatic Rollover rules described in Section 8.06 of the Plan do not apply to any Involuntary Cash-Out Distribution below $ 1,000 (to the extent available under the Plan).

To override this default provision, check this subsection (b).

		☐	Check this (b) to apply the Automatic Rollover provisions under Section 8.06 of the Plan to all Involuntary Cash-Out Distributions (including those below $1,000).

	(c)	Treatment of Rollover Contributions. Unless elected otherwise under this (c), Rollover Contributions will be excluded in determining whether a Participant’s vested Account Balance exceeds the Involuntary Cash-Out threshold for purposes of applying the distribution rules under this AA §9 and Section 8.04(a) of the Plan. To include Rollover Contributions for purposes of applying the Plan’s distribution rules, check below.

		☐	In determining whether a Participant’s vested Account Balance exceeds the Involuntary Cash-Out threshold, Rollover Contributions will be included.

[Note: This (c) should be checked if a lower Involuntary Cash-Out Distribution is selected in (a)(2) above in order to avoid the Automatic Rollover provisions described in Section 8.06 of the Plan. Failure to check this (c) could cause the Plan to be subject to the Automatic Rollover provisions if a Participant receives a distribution attributable to Rollover Contributions that exceeds $1,000.]

	(d)	Distribution upon attainment of stated age. A Participant must consent to a distribution from the Plan at any time prior to attainment of the Participant’s Required Beginning Date.

To allow for involuntary distribution upon attainment of Normal Retirement Age (or age 62, if later), check below.

		☐	Subject to the spousal consent requirements under Section 9.04 of the Plan, a distribution from the Plan will be made to a terminated Participant without the Participant’s consent, regardless of the value of such Participant’s vested Account Balance, upon attainment of Normal Retirement Age (or age 62, if later).

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 10 – In-Service Distribution Provisions and Required Minimum Distributions

SECTION 10

IN-SERVICE DISTRIBUTIONS AND REQUIRED MINIMUM DISTRIBUTIONS

10-1	AVAILABILITY OF IN-SERVICE DISTRIBUTIONS. A Participant may withdraw all or any portion of his/her vested Account Balance, to the extent designated, upon the occurrence of the event(s) selected under this AA §10-1.

	Deferral	Match	ER

	☐	☐	☐	(a)	No in-service distributions are permitted.

	☑	☑	☑	(b)	Attainment of age 59 1⁄2. [If age is earlier than 59 1⁄2, such age is deemed to be age 59 1⁄2 for Salary Deferrals (if this selection is checked under that column).]

	☑	☑	☑	(c)	A Hardship (that satisfies the safe harbor rules under Section 8.10(d)(1) of the Plan). [Note: Not applicable to QNECs, QMACs, or Safe Harbor Contributions.]

	N/A	☐	☐	(d)	A non-safe harbor Hardship described in Section 8.10(d)(2) of the Plan.

	☐	☐	☐	(e)	Attainment of Normal Retirement Age.

	☐	☐	☐	(f)	Attainment of Early Retirement Age.

	N/A	☐	☐	(g)	The Participant has participated in the Plan for at least (cannot be less than 60) months.

	N/A	☐	☐	(h)	The amounts being withdrawn have been held in the Trust for at least two years.

	☐	☐	☐	(i)	Upon a Participant becoming Disabled (as defined in AA §9-4(b)).

	☐	☐	☐	(j)	Describe:

[Note: Any selection(s) in the Deferral column also apply to Roth Deferrals, Safe Harbor Contributions, QMACs and QNECs. Any distribution event described in subsection (j) must apply uniformly to all Participants and may not discriminate in favor of Highly Compensated Employees. If Normal Retirement Age or Early Retirement Age is earlier than age 59 1⁄2, such age is deemed to be age 59 1⁄2 for purposes of determining eligibility to distribute Salary Deferrals (if subsection (e) or (f) is checked under the Deferral column).]

10-2	SPECIAL DISTRIBUTION RULES. No special distribution rules apply, unless specifically provided under this AA §10-2.

	☐ (a)	In-service distributions will only be permitted if the Participant is 100% vested in the amounts being withdrawn.

	☐ (b)	A Participant may take no more than in-service distribution(s) in a Plan Year.

	☐ (c)	A Participant may not take an in-service distribution of less than $ (may not exceed $1,000).

	☐ (d)	If a Hardship distribution is permitted in AA §10-1 above, a Participant may take such a Hardship distribution after termination of employment.

	☐ (e)	In-service distributions may not be made from the following Accounts:

10-3	REQUIRED BEGINNING DATE – NON-5% OWNERS. In applying the required minimum distribution rules under Section 8.12 of the Plan, the Required Beginning Date for non-5% owners is:

	☑ (a)	the later of attainment of age 70 1⁄2 or termination of employment.

	☐ (b)	the date the Employee attains age 70 1⁄2, even if the Employee is still employed with the Employer.

10-4	REQUIRED DISTRIBUTIONS AFTER DEATH. If a Participant dies before distributions begin and there is a Designated Beneficiary, the Participant or Beneficiary may elect on an individual basis whether the 5-year rule (as described in Section 8.12(e)(1) of the Plan) or the life expectancy method described under Sections 8.12(a) and (c) of the Plan apply. (See Section 8.12(e)(2) of the Plan for rules regarding the timing of an election authorized under this AA §10-4.)

Alternatively, if selected below, any death distributions to a Designated Beneficiary will be made under the 5-year rule (as described in Section 8.12(e)(1) of the Plan).

☐ The five-year rule under Section 8.12(e)(1) of the Plan applies (instead of the life expectancy method).

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 11 – Miscellaneous Provisions

SECTION 11

MISCELLANEOUS PROVISIONS

11-1	VALUATION DATES. The Plan is valued annually, as of the last day of the Plan Year. In addition, the Plan will be valued on the following dates:

Deferral	Match	ER

☑	☑	☑	(a)	Daily. The Plan is valued at the end of each business day during which the New York Stock Exchange is open.

☐	☐	☐	(b)	Monthly. The Plan is valued at the end of each month of the Plan Year.

☐	☐	☐	(c)	Quarterly. The Plan is valued at the end of each Plan Year quarter.

☐	☐	☐	(d)	Describe:

[Note: The Employer may elect operationally to perform interim valuations, provided such valuations do not result in discrimination in favor of Highly Compensated Employees.]

11-2	DEFINITION OF HIGHLY COMPENSATED EMPLOYEE. In determining which Employees are Highly Compensated (as defined in Section 1.65 of the Plan), the following rules apply:

☑ (a)	The Top-Paid Group Test does not apply.

☐ (b)	The Top-Paid Group Test applies.

☐ (c)	The Calendar Year Election applies. [This (c) may be chosen only if the Plan Year is not the calendar year. If this (c) is not selected, the determination of Highly Compensated Employees is based on the Plan Year. See Section 1.65(d) of the Plan.]

11-3

SPECIAL RULES FOR APPLYING THE CODE §415 LIMITATION. The provisions under Section 5.03 of the Plan apply for purposes of determining the Code §415 Limitation.

Complete this AA §11-3 to override the default provisions that apply in determining the Code §415 Limitation under Section 5.03 of the Plan.

☐ (a)	Limitation Year. Instead of the Plan Year, the Limitation Year is the 12-month period ending .

[Note: If the Plan has a short Plan Year for the first year of establishment, the Limitation Year is deemed to be the 12- month period ending on the last day of the short Plan Year.]

☐ (b)	Imputed compensation. For purposes of applying the Code §415 Limitation, Total Compensation includes imputed compensation for a Nonhighly Compensated Participant who terminates employment on account of becoming Disabled. (See Section 5.03(c)(7)(iii) of the Plan.)

11-4	SPECIAL RULES FOR MORE THAN ONE PLAN.

(a)	Top Heavy minimum contribution – Defined Contribution Plan. If the Employer maintains this Plan and one or more Defined Contribution Plans, any Top Heavy minimum contribution will be provided under this Plan. (See Section 4.04(e)(1) of the Plan.)

To provide the Top Heavy minimum contribution under another Defined Contribution Plan, complete this subsection (a).

☐ (1)	The Top Heavy minimum contribution will be provided in the following Defined Contribution Plan maintained by the Employer:

☐ (2)	Describe the Top Heavy minimum contribution that will be provided under the other Defined Contribution Plan:

☐ (3)	Describe Employees who will receive the Top Heavy minimum contribution under the other Defined Contribution Plan:

(b)	Top Heavy minimum contribution – Defined Benefit Plan. If the Employer maintains this Plan and one or more Defined Benefit Plans, any Top Heavy minimum contribution will be provided under this Plan, but the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year. (See Section 4.04(e)(2) of the Plan.)

To provide the Top Heavy minimum benefit under a Defined Benefit Plan, complete this subsection (b).

☐ (1)	The Top Heavy minimum benefit will be provided in the following Defined Benefit Plan maintained by the Employer:

☐ (2)	Describe the Top Heavy minimum benefit that will be provided under the Defined Benefit Plan:

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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Section 11 – Miscellaneous Provisions

		☐ (3)	Describe Employees who will receive Top Heavy minimum benefit under the Defined Benefit Plan:

	(c)	Code §415 Limitation. If the Employer maintains another Defined Contribution Plan in which any Participant is a participant, the rules set forth under Section 5.03(b)(5) of the Plan apply.

To modify the default provisions under Section 5.03(b)(5) of the Plan, designate how such rules will apply.

		☐	Instead of applying the default rules under Section 5.03(b)(5) of the Plan, the Employer will limit
Annual Additions in the following manner:

[Note: Any method designated above must provide for the proper reduction of any Excess Amounts and must preclude Employer discretion in accordance with Treas. Reg. §1.415-1(d)(2).]

11-5	FAIL-SAFE COVERAGE PROVISION. If the Plan fails the minimum coverage test under Code §410(b) due to the application of an allocation condition under AA §6-6 or AA §6B-7, the Employer must amend the Plan in accordance with the provisions of Section 14.02(a) of the Plan to correct the coverage violation.

Alternatively, the Employer may elect under this AA §11-5 to apply a Fail-Safe Coverage Provision that will allow the Plan to automatically correct the minimum coverage violation.

	☑	The Fail-Safe Coverage Provision (as described under Section 14.02(b)(1) of the Plan) applies.

[Note: If the Fail-Safe Coverage Provision applies, the Plan may not perform the average benefit test to demonstrate compliance with the coverage requirements under Code §410(b), except as provided in Section 14.02 of the Plan.]

11-6	PROTECTED BENEFITS. There are no protected benefits (as defined in Code §411(d)(6)) other than those described in the Plan.

To designate protected benefits other than those described in the Plan, check the appropriate box below:

	☐ (a)	Additional protected benefits. In addition to the protected benefits described in this Plan, certain other protected benefits are protected from a prior plan document. See the Addendum attached to this Adoption Agreement for a description of such protected benefits.

	☐ (b)	Money purchase assets. This Plan contains assets that were held under a Money Purchase Plan (e.g., Money Purchase Plan assets were transferred to this Plan by merger or trust-to-trust transfer). See Section 14.05(c) of the Plan for rules regarding the treatment of transferred assets.

	☐ (c)	Elimination of distribution options. Effective , the distribution options described in subsection (1) below are eliminated.

		☐ (1)	Describe eliminated distribution options:

		☐ (2)	Application to existing Account Balances. The elimination of the distribution options described in subsection (1) applies to:

			☐ (i)	All benefits under the Plan, including existing Account Balances.

			☐ (ii)	Only benefits accrued after the effective date of the elimination (as described in subsection (c) above).

[Note: The elimination of distribution options must not violate the “anti-cutback” requirements of Code §411(d)(6) and the regulations thereunder. See Section 14.01(c) of the Plan.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Appendix A – Special Effective Dates

APPENDIX A

SPECIAL EFFECTIVE DATES

☐ A-1	Eligible Employees. The definition of Eligible Employee under AA §3 is effective as follows:

☐ A-2	Minimum age and service conditions. The minimum age and service conditions and Entry Date provisions specified in AA §4 are effective as follows:

☐ A-3	Compensation definitions. The compensation definitions under AA §5 are effective as follows:

☐ A-4	Employer Contributions. The Employer Contribution provisions under AA §6 are effective as follows:

☐ A-5	Salary Deferrals. The provisions regarding Salary Deferrals under AA §6A are effective as follows:

☐ A-6	Matching Contributions. The Matching Contribution provisions under AA §6B are effective as follows:

☐ A-7	Safe Harbor 401(k) Plan provisions. The Safe Harbor 401(k) Plan provisions under AA §6C effective as follows:

☐ A-8	After-Tax Contributions. The After-Tax Contribution provisions under AA §6D are effective as follows:

☐ A-9	Retirement ages. The retirement age provisions under AA §7 are effective as follows:

☐ A-10	Vesting and forfeiture rules. The rules regarding vesting and forfeitures under AA §8 are effective as follows:

☐ A-11	Distribution provisions. The distribution provisions under AA §9 are effective as follows:

☐ A-12	In-service distributions and Required Minimum Distributions. The provisions regarding in-service distribution and Required Minimum Distributions under AA §10 are effective as follows:

☐ A-13	Miscellaneous provisions. The provisions under AA §11 are effective as follows:

☐ A-14	Special effective date provisions for merged plans. If any qualified retirement plans have been merged into this Plan, the provisions of Section 14.04 of the Plan apply, except as follows:

☐ A-15	Other special effective dates:

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010
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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Appendix B – Loan Policy

APPENDIX B

LOAN POLICY

B-1	Are PARTICIPANT LOANS permitted? (See Section 13 of the Plan.)

	☑ (a)	Yes. ☐ (b) No.

B-2	LOAN PROCEDURES.

	☐ (a)	Loans will be provided under the default loan procedures set forth in Section 13 of the Plan, unless modified under this Appendix B.

	☑ (b)	Loans will be provided under a separate written loan policy. [If this (b) is checked, do not complete the remainder of this Appendix B.]

B-3	LOAN LIMITS. The default loan policy under Section 13.03 of the Plan allows Participants to take a loan provided all outstanding loans do not exceed 50% of the Participant’s vested Account Balance. To override the default loan policy to allow loans up to $10,000, even if greater than 50% of the Participant’s vested Account Balance, check box below.

	☐	A Participant may take a loan equal to the greater of $10,000 or 50% of the Participant’s vested Account Balance. [If this AA §B-3 is checked, the Participant may be required to provide adequate security as required under Section 13.06 of the Plan.]

B-4	NUMBER OF LOANS. The default loan policy under Section 13.04 of the Plan restricts Participants to one loan outstanding at any time. To override the default loan policy and permit Participants to have more than one loan outstanding at any time, complete (a) or (b) below.

	☐ (a)	A Participant may have loans outstanding at any time.

	☐ (b)	There are no restrictions on the number of loans a Participant may have outstanding at any time.

B-5	INTEREST RATE. The default loan policy under Section 13.05 of the Plan provides for an interest rate commensurate with the interest rates charged by local commercial banks for similar loans. To override the default loan policy and provide a specific interest rate to be charged on Participant loans, complete this AA §B-5.

	☐ (a)	The prime interest rate

☐ (1) plus percentage point(s).

	☐ (b)	Describe:

[Note: Any interest rate described in this AA §B-5 must be reasonable and must apply uniformly to all Participants.]

B-6	MINIMUM LOAN AMOUNT. The default loan policy under Section 13.04 of the Plan provides that a Participant may not receive a loan of less than $1,000. To modify the minimum loan amount, complete (a) or (b) below.

	☐ (a)	There is no minimum loan amount.

	☐ (b)	The minimum loan amount is $ .

B-7	PURPOSE OF LOAN. The default loan policy under Section 13.02 of the Plan provides that a Participant may receive a Participant loan for any purpose. To modify the default loan policy to restrict the availability of Participant loans to hardship events, check this AA §B-7.

	☐ (a)	A Participant may only receive a Participant loan upon the demonstration of a hardship event, as described in Section 8.10(d)(1) of the Plan.

B-8	SOURCE OF LOAN. The default loan policy under Section 13.09 of the Plan provides that Participant loans will be made first from Employer Contribution and Employer Matching Contributions Accounts and then from the Salary Deferral Account(s). To modify the default loan policy to modify the contribution sources from which a Participant loan is made, complete (a) or (b) below.

	☐ (a)	Participant loans will be made on a prorata basis from all contribution sources.

	☐ (b)	Participant loans will only be available from the following contribution sources:

[Note: Any limitations imposed under (b) must apply uniformly to all Participants.]

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010
Page B - 1

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Appendix C – Administrative Elections

APPENDIX C

ADMINISTRATIVE ELECTIONS

Use this Appendix C to identify certain elections dealing with the administration of the Plan. These elections may be changed without reexecuting this Agreement by substituting an updated Appendix C with new elections.

C-1	DIRECTION OF INVESTMENTS. Are Participants permitted to direct investments? (See Section 10.07 of the Plan.)

	☐ (a)	No

	☑ (b)	Yes

		☑ (1)	Specify Accounts:	All Accounts

		☑ (2)	Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 10.07(d) of the Plan.)

C-2	ROLLOVER CONTRIBUTIONS. Does the Plan accept Rollover Contributions? (See Section 3.07 of the Plan.)

	☐ (a)	No

	☑ (b)	Yes

[Note: The Employer may designate in separate written procedures the extent to which it will accept rollovers from designated plan types. For example, the Employer may decide not to accept rollovers from plans that have Roth Deferral Accounts or may decide not to accept rollovers from certain designated plans (e.g., 403(b) plans, §457 plans or IRAs). Any special rollover procedures will apply uniformly to all Participants under the Plan.]

C-3	LIFE INSURANCE. Are life insurance investments permitted? (See Section 10.08 of the Plan.)

	☑ (a)	No

	☐ (b)	Yes

C-4	QDRO PROCEDURES. Do the default QDRO procedures under Section 11.06 of the Plan apply?

	☐ (a)	No

	☑ (b)	Yes

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010
Page C -1

Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Employer Signature Page

EMPLOYER SIGNATURE PAGE

PURPOSE OF EXECUTION. This Signature Page is being executed for Bright Horizons 401(k) Plan to effect:

☐ (a)	The adoption of a new plan, effective [insert Effective Date of Plan].

☑ (b)	The restatement of an existing plan, effective 4-29-2010 [insert Effective Date of Plan].

	(1)	Name of Plan(s) being restated: Bright Horizons Family Solutions, Inc. 401(k) Plan .

	(2)	The original effective date of the plan(s) being restated: 7-1-1989

☐ (c)	An amendment of the Plan. If this Plan is being amended, the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

	(1)	Identify the Adoption Agreement section(s) being amended:

	(2)	Effective Date(s) of such changes:

☐ (d)	To identify a Successor Employer. Check this selection if a successor to the signatory Employer is continuing this Plan as a Successor Employer. Complete this Employer Signature Page and substitute a new page 1 under this Adoption Agreement to identify the Successor Employer. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

	(1)	Effective Date of the amendment is:

PROTOTYPE SPONSOR INFORMATION. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Prototype Sponsor of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor (or authorized representative) at the following location:

Name of Prototype Sponsor:	Massachusetts Mutual Life Insurance Company

Address:	1295 State Street, Springfield, MA 01111

Telephone number:	413-788-8411

IMPORTANT INFORMATION ABOUT THIS PROTOTYPE PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the IRS to the Prototype Sponsor as evidence that the Plan is qualified under Code §401, to the extent provided in Rev. Proc. 2005-16. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2005-16. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the IRS for a determination letter. See Section 1.62 of the Plan.

By signing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. The Employer understands that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Bright Horizons Childrens Center, LLC
(Name of Employer)

(Name of authorized representative)	(Title)

(Signature)	(Date)

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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Trustee Declaration

TRUSTEE DECLARATION

Effective date of Trustee Declaration: 4-29-2010

The Trustee’s investment powers are:

☐ (a)	Discretionary. The Trustee has discretion to invest Plan assets, unless specifically directed otherwise by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary or, to the extent authorized under the Plan, a Plan Participant.

☐ (b)	Nondiscretionary. The Trustee may only invest Plan assets as directed by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary or, to the extent authorized under the Plan, a Plan Participant.

☑ (c)	Determined under a separate trust agreement. The Trustee’s investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the Plan.

☐ (d)

No Trustee. The Plan is funded exclusively with annuity and/or insurance contracts (see Section 12.16 of the Plan).

[Note: To qualify as a Prototype Plan, any separate trust document used in conjunction with this Plan must be approved by the Internal Revenue Service. Any such approved trust agreement is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement. If this (c) is checked, the Trustee need not sign or date this Trustee Declaration.]

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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Interim Amendment #1 – Code §415 Amendments

INTERIM AMENDMENT #1

CODE §415 AMENDMENTS

This Interim Amendment page contains the elective provisions for implementing the interim amendments set forth in Appendix B of the Plan. The interim amendments are effective as set forth in Appendix B of the Plan and supersede any contrary provisions under the Plan or Adoption Agreement. These amendments do not replace any prior interim amendments that were adopted to comply with the remedial amendment requirements applicable to these interim amendments. Thus, the date of adoption of such prior interim amendments will continue to control in determining the date as of which such amendments were first adopted to comply with these rules. (See Section B- 1.01 of the Plan.)

IA1-1	ELECTIVE PROVISIONS AFFECTING POST-SEVERANCE COMPENSATION.

(a)

Exclusion of post-severance compensation from Total Compensation. Total Compensation (as defined in Section 1.126 of the Plan) includes post-severance compensation, to the extent provided in Section B-3.01(a) of the Plan. To exclude specific types of compensation paid after severance of employment, complete this subsection (a).

The following amounts paid after a Participant’s severance of employment are excluded from Total Compensation.

		☐ (1)	Unused leave payments. Payment for unused accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if employment had continued,

		☐ (2)	Deferred compensation. Payments received by an Employee pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Employee at the same time if the Employee had continued in employment and only to the extent that the payment is includible in the Employee’s gross income.

[Note: Plan Compensation (as defined in Section 1.90 of the Plan) includes any post-severance compensation amounts that are includible in Total Compensation. The Employer may elect to exclude all compensation paid after severance of employment from the definition of Plan Compensation under AA §5-2(j) or may elect to exclude specific types of post- severance compensation from Plan Compensation under AA §5-2(k).]

	(b)	Continuation payments for military service and disabled Participants. Unless designated otherwise under this subsection (b), Total Compensation does not include continuation payments for military service and disabled Participants. To count Total Compensation paid after severance of employment on account of military service and/or disability, check the appropriate selections under this subsection (b).

		☑ (1)	Payments for military service. Total Compensation includes amounts paid to an individual who does not currently perform services for the Employer by reason of qualified military service to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service. See Section B-3.01(b)(1) of the Plan.

		☐ (2)	Payments to disabled Participants. Total Compensation shall include post-severance compensation paid to a Participant who is permanently and totally disabled, as provided in Section B-3.01(b)(2) of the Plan. For this purpose, disability continuation payments will be included for:

			☐ (i)	Nonhighly Compensated Employees only

			☐ (ii)	All Participants who are permanently and totally disabled for a fixed or determinable period

	(c)	Special effective date provisions.

		(1)	Earlier application of post-severance compensation rules. As provided in Section B-3.01(a) of the Plan, the post-severance compensation rules are effective for Limitation Years beginning on or after July 1, 2007. To designate an earlier effective date for the post-severance compensation rules under Section B-3.01(a) of the Plan, complete this subsection (1).

			☐	The post-severance compensation rules under Section B-3.01(a) of the Plan are effective for Limitation Years beginning on or after [may not be later than July 1, 2007].

		(2)	Effective date of compensation exclusions. As provided in Section B-3.01(a) of the Plan, the post-severance compensation rules are effective for Limitation Years beginning on or after July 1, 2007. However, the exclusion of post-severance compensation from the definition of Total Compensation under subsection (b) may be effective at a different date. To designate a different effective date for the exclusion of post-severance compensation, complete this subsection (2).

			☐	The exclusion of post-severance compensation from Total Compensation under subsection (b) above is effective for Limitation Years beginning on or after .

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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Interim Amendment #1 – Code §415 Amendments

(d) Few weeks rule. The few weeks rule (as described in Section B-3.01(d) of the Plan) will not apply unless designated otherwise under this subsection (d).

☐ Amounts earned but not paid during a Limitation Year solely because of the timing of pay periods and pay dates shall be included in Total Compensation for the Limitation Year, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees, and no amounts are included in more than one Limitation Year.

IA1-2	APPLICATION OF AMENDMENT. Pursuant to Section 5.01 of Revenue Procedure 2005-16, the amendments under Appendix B of the Plan and under this AA §IA1 have been adopted by the Prototype Sponsor on behalf of all adopting Employers. This amendment supersedes any contrary provisions under the Plan. No Employer signature is required by the Employer to adopt the interim amendments under Appendix B of the Plan and under this AA §IA1, unless the Employer has selected an elective provision under this AA §IA1. The amendments under Appendix B of the Plan and under this AA §IA1 apply to the signatory Employer and all Participating Employers under the Plan. (See Section B-1.01 of the Plan.)

If the Employer has designated any elective provisions under this AA §IA1, the Employer must sign this Interim Amendment page. The amendment applies to the signatory Employer and all Participating Employers under the Plan.

Bright Horizons Childrens Center, LLC
(Name of Employer)

(Name of Authorized Representative)	(Title)

(Signature)	(Date)

© Copyright 2008	Massachusetts Mutual Life Insurance Company	4-29-2010
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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Interim Amendment #2 – Amendments to Comply with Pension Protection Act of 2006

INTERIM AMENDMENT #2

AMENDMENTS TO COMPLY WITH THE PENSION PROTECTION ACT OF 2006

This Interim Amendment page contains the elective provisions for implementing the interim amendments set forth in Appendix C of the Plan. The interim amendments are effective as set forth in Appendix C of the Plan and supersede any contrary provisions under the Plan or Adoption Agreement. These amendments do not replace any prior snap-on amendments that were adopted to comply with the remedial amendment requirements applicable to these interim amendments. Thus, the date of adoption of such prior interim amendments will continue to control in determining the date as of which such amendments were first adopted to comply with these rules. (See Section C-1.01 of the Plan.)

IA2-1	VESTING SCHEDULE ELECTIONS. Effective for Plan Years beginning on or after January 1, 2007, the following vesting schedule applies with respect to Employer Contributions. If no election is made under this AA §IA2-1, the vesting schedule selected under AA §8-3(a) applicable to Employer Contributions will apply.

(a)

PPA vesting schedule. For Plan Years beginning on or after January 1, 2007, the following vesting schedule applies with respect to Employer Contributions. The vesting schedule selected under this subsection (a) overrides any vesting schedule(s) selected under AA §8-2 and AA §8-3.

☐ Full and immediate	☐ 3-year cliff vesting		☐ 6-year graded vesting		☐ Modified schedule

	1 YOS	0%	1 YOS	0%	1 YOS	%
	2 YOS	0%	2 YOS	20%	2 YOS	%
	3 YOS	100%	3 YOS	40%	3 YOS	%
			4 YOS	60%	4 YOS	%
			5 YOS	80%	5 YOS	%
			6 YOS	100%	6 YOS	100%

[Note: Any schedule selected under the modified schedule must be at least as rapid as the 3-year cliff or 6-year graded vesting schedule for all years. Any amendment to a vesting schedule must satisfy the requirements of Code §411(a)(7). Thus, for example, a plan using a 5-year cliff schedule generally may not switch to a 6-year graded schedule. In such a case, the plan will need to use a 5-year graded schedule to comply with the vesting rules.]

	(b)	Pre-2007 vesting schedule. Unless designated otherwise under this subsection (b), the vesting schedule elected under subsection (a) applies to all Employer Contributions, including Employer Contributions made prior to the 2007 Plan Year.

		☐	Check this subsection (b) to apply the PPA vesting schedule designated in subsection (a) above only to Employer Contributions made for Plan Years beginning on or after January 1, 2007. For Employer Contributions made for Plan Years beginning before January 1, 2007, the vesting schedule in effect under the Plan for such years continues to apply.

IA2-2	DIRECT ROLLOVER BY NON-SPOUSE BENEFICIARY. Unless designated otherwise under this AA §IA2-2, effective for distributions made on or after January 1, 2007, a non-spouse beneficiary (as defined in Code §401(a)(9)(E)) may elect to directly rollover an Eligible Rollover Distribution to an individual retirement account under Code §408(a) or an individual retirement annuity under Code §408(b).

	☑ (a)	Direct rollovers for non-spouse beneficiaries are NOT allowed for Plan Years beginning before January 1, 2008.

☐ (b)

Direct rollovers for non-spouse beneficiaries are NOT allowed under the Plan.

[Note: It is possible based on informal guidance by the IRS that non-spousal rollovers will be mandatory for Plan Years s beginning on or after January 1, 2008. If IRS issues formal guidance making non-spousal rollovers mandatory, any election under (b) will not apply to the extent such election is inconsistent with IRS guidance.]

IA2-3	HARDSHIP DISTRIBUTIONS. Unless elected below, the hardship distribution provisions of the Plan do not apply with respect to primary beneficiaries. See Section C-2.01(c) of the Plan.

	☑	Check this AA §IA2-3 to apply the hardship distribution provisions of the Plan with respect to primary beneficiaries pursuant to Section C-2.01(c) of the Plan.

		☐ (a)	The provisions of Section C-2.01(c) of the Plan are effective for hardship distributions made on or after August 17, 2006.

		☑ (b)	The provisions of Section C-2.01(c) of the Plan are effective for hardship distributions made on or after 1-1-2008 (no earlier than August 17, 2006).

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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Interim Amendment #2 – Amendments to Comply with Pension Protection Act of 2006

IA2-4	IN-SERVICE DISTRIBUTIONS FROM PENSION PLANS. If this Plan has accepted a transfer of assets from a pension plan (e.g., a money purchase plan), the distribution restrictions applicable to such transferred assets continue to apply under this Plan. (See Section 14.05(c)(2) of the Plan.) Thus such amounts may not be distributed for reasons other than death, disability, attainment of Normal Retirement Age, or termination of employment. However, if so elected under this AA §IA2-4, a Participant may receive an in-service distribution of amounts attributable to such transferred assets upon attainment of age 62.

	☐	Check this provision if the Plan will permit in-service distributions of transferred assets from a pension plan to Participants who have attained age 62.

[Note: This AA §IA2-4 should only be checked if the Plan holds assets that were transferred from a pension plan such as a money purchase plan or target benefit plan. See Section 14.05 of the Plan.]

IA2-5	PERMISSIBLE WITHDRAWALS UNDER ELIGIBLE AUTOMATIC CONTRIBUTION ARRANGEMENTS (EACAs). If the Plan provides for an automatic deferral election under AA §6A-8 or qualifies as a QACA under AA §IA2-6, and the Plan satisfies the requirements for an EACA (as set forth in Section C-2.02(a) of the Plan), any Employee who has Salary Deferrals contributed to the Plan pursuant to an automatic deferral election under the EACA may elect to withdraw such contributions (and earnings attributable thereto) in accordance with the requirements of Section C-2.02(b).

To override this provision to prohibit such permissible withdrawals, check this AA §IA2-5.

	☐	Although the Plan contains an automatic deferral election that is designed to satisfy the requirements of an EACA under C-2.02 of the Plan, the permissible withdrawal provisions under C-2.02(b) of the Plan are not available. Thus, an Employee who has amounts automatically deferred under the Plan may not withdraw such amounts prior to the date such amounts could otherwise be withdrawn had they been deferred at the Employee’s election.

IA2-6	QUALIFIED AUTOMATIC CONTRIBUTION ARRANGEMENT (QACA). If elected under this AA §IA2-6, the Plan will apply the Qualified Automatic Contribution provisions described below. If this AA §IA2-6 applies, the provisions of this Section override any contrary selections in AA §6A-8.

	☐ (a)	Application of QACA provisions. Effective , the QACA provisions under Section C-2.03 of the Plan apply.

[Note: To qualify as a QACA, the requirements under Section C-2.03 must be satisfied for the entire Plan Year.]

	(b)	Automatic deferral election. Upon becoming eligible to make Salary Deferrals under the Plan (pursuant to AA §3 and AA §4), a Participant will be deemed to have entered into a Salary Deferral Election equal to the percentage identified in this subsection (b) for each payroll period, unless the Participant completes a contrary Salary Deferral Election (subject to the limitations under AA §6A-2 and AA §6A-3) in accordance with procedures adopted by the Plan Administrator. Unless designated otherwise by the Participant, any Salary Deferrals made pursuant to an automatic deferral election will be treated as Pre-Tax Salary Deferrals.

		☐ (1)	Automatic deferral percentage. % [must be at least 3% and no more than 10%] of Plan Compensation.

		☐ (2)	Automatic increase. If elected under this subsection (2), the automatic deferral amount will increase each Plan Year by the following amount:

☐ (i) % of Plan Compensation

but not in excess of

☐ (ii) % of Plan Compensation

		(3)	Timing of automatic increase. Unless elected otherwise under this subsection (3), any automatic increase selected in subsection (2) will commence as of the second full Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant. See Section C-2.03(a) of the Plan.

☐ Delay in automatic increase. The automatic increase described above will not take effect until the full Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant.

[Note: If the percentage entered in subsection (1) above is less than 6%, the Plan must provide for an automatic deferral percentage of at least 4% for the second full Plan Year, 5% for the third full Plan Year and 6% for the fourth full Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant. See Section C-2.03(a) of the Plan.]

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Contract No. 003521-0001-0000	Interim Amendment #2 – Amendments to Comply with Pension Protection Act of 2006

(c)	Application of QACA provisions. Unless elected otherwise under this subsection (c), the QACA provisions under this AA §IA2-6 apply to all eligible Participants who have not entered into an affirmative election (including an election not to defer) as of the effective date of the QACA rules, as set forth in subsection (a).

	☐	The QACA provisions under this AA §IA2-6 apply to all Participants who have not entered into a Salary Deferral Election (as of the effective date designated in subsection (a)) that is at least equal to the automatic deferral amount under subsection (b). [If this (c) is checked, any Participant who has entered into a Salary Deferral Election less than the automatic deferral percentage designated in subsection (b) automatically will be increased to the automatic deferral amount as of the effective date of the QACA provisions.]

(d)	QACA Safe Harbor Contribution. To qualify as a QACA, the Employer must make a QACA Safe Harbor Matching Contribution or a QACA Safe Harbor Employer Contribution. The QACA Safe Harbor Contribution elected under this AA §IA2-6(d) will be in addition to any Employer Contribution or Matching Contribution elected under the Plan.

	☐ (1)	QACA Safe Harbor Matching Contribution.

		(i)	QACA Safe Harbor Matching Contribution formula.

			☐ (A)	Basic match: 100% of Salary Deferrals up to the first 1% of Plan Compensation, plus 50% of Salary Deferrals up to the next 5% of Plan Compensation.

			☐ (B)	Enhanced match: % (not less than 100%) of Salary Deferrals up to % (not less than 3 1⁄2% and not more than 6%) of Plan Compensation.

			☐ (C)	Tiered match: % of Salary Deferrals up to the first % of Plan Compensation,

☐ (I) plus % of Salary Deferrals up to the next % of Plan Compensation,

☐ (II) plus % of Salary Deferrals up to the next % of Plan Compensation.

[Note: The tiered match may not provide for a greater level of match at higher levels of Salary Deferrals and the total amount of Salary Deferrals eligible for a match may not exceed 6% of Plan Compensation. The tiered match must provide a matching contribution that is at least equivalent at all deferral levels to the basic match described in subsection (A).]

		(ii)	Period for determining QACA Safe Harbor Matching Contributions. The QACA Safe Harbor Matching Contribution formula selected in (i) above is based on Salary Deferrals for the following period:

			☐ (A)	Plan Year.	☐ (B)	payroll period.

			☐ (C)	Plan Year quarter.	☐ (D)	calendar month.

	☐ (2)	QACA Safe Harbor Employer Contribution: % (not less than 3%) of Plan Compensation.

☐ (i)

Supplemental Safe Harbor notice. Check this selection if the Employer will make the QACA Safe Harbor Employer Contribution pursuant to a supplemental notice, as described in Section 6.04(a)(4)(ii) of the Plan.

[Note: If this (i) is checked, the QACA Safe Harbor Employer Contribution described above will be required for a Plan Year only if the Employer provides a supplemental notice (as described in Section 6.04(a)(4)(ii) of the Plan). If the Employer properly provides the QACA Safe Harbor notice but does not provide a supplemental notice, the Employer need not provide the QACA Safe Harbor Employer Contribution described above. In such a case, the Plan will not qualify as a QACA Safe Harbor 401(k) Plan for that Plan Year and will be subject to ADP/ACP testing, as applicable.]

		☐ (ii)	Other plan. Check this selection if the QACA Safe Harbor Employer Contribution will be made under another plan maintained by the Employer and identify the plan:

(e)	Special vesting schedule for QACA Safe Harbor Contributions.

	☐ (1)	Full and immediate

	☐ (2)	2-year cliff vesting

	☐ (3)	Graduated vesting

% after 1 Year of Service 100% after 2 Years of Service

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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Interim Amendment #2 – Amendments to Comply with Pension Protection Act of 2006

IA2-7	APPLICATION OF AMENDMENT. Pursuant to Section 5.01 of Revenue Procedure 2005-16, the amendments under Appendix C of the Plan and under this AA §IA2 have been adopted by the Prototype Sponsor on behalf of all adopting Employers. This amendment supersedes any contrary provisions under the Plan. No Employer signature is required by the Employer to adopt the interim amendments under Appendix C of the Plan and under this AA §IA2, unless the Employer has selected an elective provision under this AA §IA2. The amendments under Appendix C of the Plan and under this AA §IA2 apply to the signatory Employer and all Participating Employers under the Plan. (See Section C-1.01 of the Plan.)

If the Employer has designated any elective provisions under this AA §IA2, the Employer must sign this Interim Amendment page. The amendment applies to the signatory Employer and all Participating Employers under the Plan.

Bright Horizons Childrens Center, LLC
(Name of Employer)

	(Name of Authorized Representative)	(Title)

	(Signature)	(Date)

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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Interim Amendment #3 – Amendments to Comply with the HEART Act, WRERA and Other IRS Guidance

INTERIM AMENDMENT #3

AMENDMENTS TO COMPLY WITH THE HEART ACT, WRERA AND OTHER IRS GUIDANCE

This Interim Amendment page contains the elective provisions for implementing the interim amendments set forth in Appendix D of the Plan. The interim amendments and any elections under these elective provisions are effective as set forth in Appendix D of the Plan and supersede any contrary provisions under the Plan or Adoption Agreement. This Interim Amendment does not replace any prior amendments that were adopted to comply with the remedial amendment requirements applicable to these interim amendments. Thus, the date of adoption of any prior interim amendments will continue to control in determining the date as of which such amendments were first adopted to comply with these rules.

IA3-1	HEART ACT PROVISIONS.

	(a)	Benefit Accruals. The benefit accrual provisions under Section D-2.01(b) of the Plan do not apply. To apply the benefit accrual provisions under Section D-2.01(b) of the Plan, check the box below.

		☐	Eligibility for Plan benefits. Check this box if the Plan will provide the benefits described in Section D-2.01(b) of the Plan. If this box is checked, an individual who dies or becomes disabled in qualified military service will be treated as reemployed for purposes of determining entitlement to benefits under the Plan.

	(b)	Treatment of Differential Pay. Section D-2.01(c) of the Plan provides that if an individual performing service in the Uniformed Services receives Differential Pay from the Employer, such Differential Pay is treated as Total Compensation under the Plan. In addition, unless designated otherwise below, Differential Pay will be treated as Plan Compensation for purposes of applying the contribution provisions under the Plan. To exclude Differential Pay from Plan Compensation, check the box below.

☐

Definition of Plan Compensation. Check this box if Differential Pay will be excluded from the definition of Plan Compensation. If this box is checked, no contribution under the Plan will be made with respect to Differential Pay.

[Note: The exclusion of Differential Pay from the definition of Plan Compensation may cause the definition of Plan Compensation to fail to satisfy the safe harbor requirements under Treas. Reg. §1.414(s).]

IA3-2	REQUIRED MINIMUM DISTRIBUTION. For purposes of applying the Required Minimum Distribution rules for the 2009 Distribution Calendar Year, as described in Section D-2.02 of the Plan, a Participant (including an Alternate Payee or beneficiary of a deceased Participant) who is eligible to receive a Required Minimum Distribution for the 2009 Distribution Calendar Year may elect whether or not to receive the 2009 Required Minimum Distribution (or any portion of such distribution). If a Participant does not specifically elect to leave the 2009 Required Minimum Distribution in the Plan, such distribution will be made for the 2009 Distribution Calendar Year as set forth in Section D-2.02 of the Plan.

	☑	No distribution. If this box is checked, 2009 Required Minimum Distributions will not be made to Participants who are otherwise required to receive a Required Minimum Distribution for the 2009 Distribution Calendar Year under Section 8.12 of the Plan, unless the Participant elects to receive such distribution.

IA3-3	PROVISIONS TO COMPLY WITH FINAL AUTOMATIC CONTRIBUTION REGULATIONS.

	(a)	Permissive Withdrawals under Eligible Automatic Contribution Arrangement. Section C-2.02(b) of the Plan allows a Participant to make a permissive withdrawal of amounts that are automatically contributed to the Plan, provided the Employee requests a withdrawal no later than 90 days after the date the Plan Compensation from which such Salary Deferrals are withheld would otherwise have been included in gross income. To provide for a shorter period by which a Participant must elect a permissive withdrawal from the Plan, check the box below.

		☐	Time period for electing a permissive withdrawal. Instead of a 90-day election period, a Participant must request a permissive withdrawal no later than [may not be less than 30 or more than 90] days after the date the Plan Compensation from which such Salary Deferrals are withheld would otherwise have been included in gross income.

	(b)	Effective date of automatic increase. The automatic increase provisions under AA §6A-8(b) or AA §IA2-6, as applicable, are generally effective as of the beginning of a Plan Year (as set forth in Sections 3.03(c) and C-2.03(a) of the Plan. The first automatic increase occurs as of the appropriate date within the second full Plan Year following the Plan Year in which automatic contributions begin under the Plan. To provide for the automatic increase as of a different date during the Plan Year, check the box below:

		☐ (1)	Automatic increase during Plan Year. Instead of becoming effective on the first day of the Plan Year, the automatic increase provisions under AA §6A-8(b) or AA §IA2-6, as applicable, will be effective on of each Plan Year.

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Massachusetts Mutual Life Insurance Company PS/401(k) Nonstandardized Prototype Plan
Contract No. 003521-0001-0000	Interim Amendment #3 – Amendments to Comply with the HEART Act, WRERA and Other IRS Guidance

	☐ (2)	Timing of first automatic increase. Instead of applying as of a date within the second full Plan Year following the Plan Year in which automatic contributions begin, the first automatic increase under AA §6A-8(b) or AA §IA2-6, as applicable, will apply as of the appropriate date within the first full Plan Year following the date the automatic contributions begin under the Plan.

	(c)	Treatment of Rehires. In applying the provisions of Sections D- 2.03(b) and D-2.03(d)(2) of this amendment, a Participant is treated as a new Employee if no automatic deferrals are made to the Plan for a full Plan Year. To override this provision, check the box below.

	☐	Rehired Employees. In applying the provisions of Sections D-2.03(b) and D-2.03(d)(2) of this amendment, a Participant who does not make automatic deferrals to the Plan for a full Plan Year will not be treated as a new Employee if such Employee should recommence making automatic deferrals under the Plan. Thus, the Participant’s minimum deferral percentage will continue to be calculated based on the date the individual first began making automatic deferrals under the Plan.

IA3-4	APPLICATION OF AMENDMENT. Pursuant to Section 5.01 of Revenue Procedure 2005-16, the amendments under Appendix D of the Plan and under this AA §IA3 have been adopted by the Sponsor on behalf of all adopting Employers. This amendment supersedes any contrary provisions under the Plan. No signature is required by the Employer to adopt the interim amendments under Appendix D of the Plan and under this AA §IA3, unless the Employer has selected an elective provision under this AA §IA3. If the Employer has designated any elective provisions under this AA §IA3, the Employer must sign this Interim Amendment page. The amendments under Appendix D of the Plan and under this AA §IA3 apply to the signatory Employer and all Participating Employers under the Plan.

Bright Horizons Childrens Center, LLC
(Name of Employer)

	(Name of Authorized Representative)	(Title)

	(Signature)	(Date)

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Contract No. 003521-0001-0000	Amendment Number 1

AMENDMENT TO BRIGHT HORIZONS 401(K) PLAN (“the Plan”)

WHEREAS, Bright Horizons Childrens Center, LLC (the “Employer”) maintains the Bright Horizons 401(k) Plan (the “Plan”) for its employees;

WHEREAS, Bright Horizons Childrens Center, LLC has decided that it is in its best interest to amend the Plan;

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Bright Horizons 401(k) Plan Adoption Agreement.

NOW THEREFORE BE IT RESOLVED, that the Bright Horizons 401(k) Plan Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 11-1-2010.

1.	The Adoption Agreement is amended to read:

	3-1	ELIGIBLE EMPLOYEES: In addition to the Employees identified in Section 2.02 of the Plan, the following Employees are excluded from participation under the Plan with respect to the contribution source(s) identified in this AA §3-1. (See Sections 2.02(d) and (e) of the Plan for rules regarding the effect on Plan participation if an Employee changes between an eligible and ineligible class of employment.)

		Deferral	Match	ER

		☐	☐	☐	(a)	No exclusions.

		☐	☐	☐	(b)	Collectively Bargained Employees.

		☐	☐	☐	(c)	Non-resident aliens who receive no compensation from the Employer which constitutes U.S. source income.

		☐	☐	☐	(d)	Leased Employees.

		☐	☐	☐	(e)	Employees paid on an hourly basis.

		☐	☐	☐	(f)	Employees paid on a salaried basis.

		☐	☐	☐	(g)	Commissioned Employees.

		☐	☐	☐	(h)	Highly Compensated Employees.

		☐	☐	☐	(i)	Non-Key Employees who are Highly Compensated.

		☑	☑	☑	(j)	Other: employees that are not employed at Bright Horizons, and employees residing in Puerto Rico. In addition employees of The Academy (previously known as The Gifted Preschool) will be excluded until the later of 1/1/2011 or completion of the eligibility requirements of the Plan.

[Note: Unless designated otherwise under subsection (j), any selection(s) in the Deferral column also apply to Roth Deferrals, After-Tax Contributions, and Safe Harbor Contributions; any selection(s) in the Match column also apply to QMACs; and any selection(s) in the ER column also apply to QNECs. An exclusion of Employees under (d) - (j) above could cause the Plan to fail the minimum coverage requirements under Code §410(b). If subsection (j) is completed to designate a class of Employees excluded under the Plan, such Employee class must be defined in such a way that it precludes Employer discretion and may not be based on time or service (e.g., part-time Employees) and may not provide for an exclusion designed to cover only Nonhighly Compensated Employees with the lowest amount of compensation and/or the shortest periods of service who may represent the minimum number of Nonhighly Compensated Employees necessary to satisfy the coverage requirements under Code §410(b).]

2.	The Adoption Agreement is amended to read:

	C-1	DIRECTION OF INVESTMENTS. Are Participants permitted to direct investments? (See Section 10.07 of the Plan.)

		☐ (a)	No

		☑ (b)	Yes

			☑ (1)	Specify Accounts:	All Accounts

			☑ (2)	Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 10.07(d) of the Plan.)

© Copyright 2012	Massachusetts Mutual Life Insurance Company	11-1-2010

Contract No. 003521-0001-0000	Amendment Number 1

EMPLOYER SIGNATURE PAGE

PURPOSE OF EXECUTION. This Signature Page is being executed for Bright Horizons 401(k) Plan to effect:

☐ (a)	The adoption of a new plan, effective [insert Effective Date of Plan].

☑ (b)	The restatement of an existing plan, effective 4-29-2010 [insert Effective Date of Plan].

	(1)	Name of Plan(s) being restated: Bright Horizons Family Solutions, Inc. 401(k) Plan .

	(2)	The original effective date of the plan(s) being restated: 7-1-1989

☑ (c)	An amendment of the Plan. If this Plan is being amended, the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

	(1)	Identify the Adoption Agreement section(s) being amended: Section 3-1

	(2)	Effective Date(s) of such changes: 11-1-2010

☐ (d)	To identify a Successor Employer. Check this selection if a successor to the signatory Employer is continuing this Plan as a Successor Employer. Complete this Employer Signature Page and substitute a new page 1 under this Adoption Agreement to identify the Successor Employer. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.

	(1)	Effective Date of the amendment is:

PROTOTYPE SPONSOR INFORMATION. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Prototype Sponsor of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor (or authorized representative) at the following location:

Name of Prototype Sponsor:	Massachusetts Mutual Life Insurance Company

Address:	1295 State Street, Springfield, MA 01111

Telephone number:	413-788-8411

IMPORTANT INFORMATION ABOUT THIS PROTOTYPE PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the IRS to the Prototype Sponsor as evidence that the Plan is qualified under Code §401, to the extent provided in Rev. Proc. 2005-16. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2005-16. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the IRS for a determination letter. See Section 1.62 of the Plan.

By signing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. The Employer understands that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Bright Horizons Childrens Center, LLC
(Name of Employer)

(Name of authorized representative)	(Title)

(Signature)	(Date)

© Copyright 2012	Massachusetts Mutual Life Insurance Company	11-1-2010

Action by Unanimous Consent of the Members of LLC

AMENDMENT OF QUALIFIED RETIREMENT PLAN

The undersigned, being all the Members of Bright Horizons Childrens Center, LLC (“Company”), hereby consent to the following resolutions:

WHEREAS, the Company maintains the Bright Horizons 401(k) Plan (“Plan”), a qualified retirement plan, for the benefit of its eligible employees.

WHEREAS, the Company has decided to amend the Bright Horizons 401(k) Plan Adoption Agreement.

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Adoption Agreement.

WHEREAS, the Members have reviewed and evaluated the proposed amendments to the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby approves the Amendment to Bright Horizons 401(k) Plan, to be effective on 11-1-2010. A true copy of the amendment, as approved by the Members, is attached hereto.

RESOLVED FURTHER, that the undersigned Members authorize the execution of the Plan amendment and authorize the performance of any other actions necessary to implement the Plan amendment.

RESOLVED FURTHER, if the Plan amendment modified the provisions of the Summary Plan Description, Plan participants will receive a Summary of Material Modifications summarizing the changes under the amendment.

MEMBERS:

[Name]	[Signature]	[Date]

[Name]	[Signature]	[Date]

[Name]	[Signature]	[Date]

[Name]	[Signature]	[Date]